UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2857

Name of Fund:  Core Bond Portfolio of Merrill Lynch Bond Fund, Inc.
               Intermediate Term Portfolio of Merrill Lynch Bond
               Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Core Bond Portfolio and Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536.
Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/03

Date of reporting period: 10/01/02 - 09/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011




(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Core Bond Portfolio & Intermediate Term Portfolio of
Merrill Lynch Bond Fund, Inc.




Annual Report
September 30, 2003


A Letter From the President


Dear Shareholder
Now in its final quarter, 2003 has been a meaningful year in many respects. After one of the most significant equity market downturns in many investors' memories, this year finally brought hopeful signs for a sustainable economic recovery. Sub par economic growth of 1.4% in the first quarter of 2003 increased to projected growth of more than 4% in the second half of the year. With that good news, fixed income investments, which had become the asset class of choice during the long equity market decline, faced new challenges.

Earlier in the year, the Federal Reserve Board continued its accommodative monetary policy, lowering the Federal Funds rate in June to 1%, its lowest level since 1958. With this move, long-term interest rates continued to be volatile, as investors began to anticipate the impact of future Federal Reserve Board moves and economic revitalization. As of September 30, 2003, the ten-year Treasury bond was yielding 3.96%. This compared to a yield of 3.83% six months earlier and 3.63% one year ago.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. With that said, remember also that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director




CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO

SEPTEMBER 30, 2003


We are pleased to present to you the management team of Core Bond Portfolio & Intermediate Term Portfolio

Senior Portfolio Managers Pat Maldari and James Pagano co-head the Merrill Lynch Bond Fund--Core Bond Portfolio and Intermediate Term Portfolio team. Mr. Maldari, who joined Merrill Lynch Investment Managers in 1984, received a bachelor's degree from Montclair State University. He is a CFA(R) charterholder and a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA). Mr. Pagano joined Merrill Lynch Investment Managers in 1997. He received a bachelor's degree from the United States Naval Academy and is a CFA charterholder. The portfolio management team also includes John Burger and Frank Viola, the corporate and mortgage-backed managers, respectively. Mr. Burger earned a bachelor's degree from Cornell University. He is a CFA charterholder and a member of the AIMR and NYSSA. Mr. Viola earned a bachelor's degree from Pennsylvania State University. He is a CFA charterholder, an associate of the Society of Actuaries and a member of the American Academy of Actuaries. The team has a combined 65 years of investment experience.


Table of Contents

A Letter From the President                                2
A Discussion With Your Fund's Portfolio Managers           4
Performance Data                                           6
Schedule of Investments                                   14
Financial Information                                     36
Financial Highlights                                      41
Notes to Financial Statements                             51
Independent Auditor's Report                              61
Officers and Directors                                    62


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO


SEPTEMBER 30, 2003


Discussion With Your Fund's Portfolio Managers

We slowly increased the Fund's exposure to higher-beta sectors during the fiscal year, based on our belief that the markets would continue to reward investors for taking on greater risk.

How did the Portfolios perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended September 30, 2003, Core Bond Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +5.51%, +4.96%, +4.91% and +5.77%, respectively. For the same period, Intermediate Term Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +5.69%, +5.17%, +5.16% and +5.78%, respectively. The Portfolios' returns were competitive with the +5.41% return of the unmanaged benchmark Lehman Aggregate Bond Index for the year ended September 30, 2003. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6--13 of this report to shareholders.)

In the first half of the fiscal year, uncertainty over the impending war in Iraq, coupled with fears of terrorism in the United States, hurt consumer confidence. This, in turn, upset the prospects for economic growth. Gross domestic product (GDP) for the first quarter of 2003 grew at only 1.4%, the same rate of growth as the disappointing fourth quarter of 2002. In March, as fighting commenced in Iraq, the uncertainty began to lift. When all-out war ended soon after, we saw a surge in economic activity that ultimately led to significant volatility in interest rates.

At the beginning of March, the yield on the ten-year Treasury note stood at 3.70%. In the six months that followed, interest rates bottomed at 3.10% and peaked at 4.60%, before ending the fiscal year at 4.20% on September 30, 2003. The surge in economic activity was most pronounced in July and August, leading many to believe that economic growth in the third quarter would exceed 5%. In response to the dramatic acceleration in growth, interest rates spiked 150 basis points (1.5%) from 3.10% on June 15, 2003 to 4.60% on September 2, 2003. It appeared that investors had begun to factor in a potential tightening by the Federal Reserve Board and renewed inflationary pressures.

The Portfolios were able to avoid much of the interest rate volatility by maintaining a meaningful position in spread sectors throughout the period. That is, we focused on areas with a lower correlation to Treasury issues, which therefore were less vulnerable to fluctuations in interest rates. This strategy also provided for more attractive total returns, as the market was clearly rewarding investors for taking on risk. For example, high yield investments, as measured by the unmanaged Credit Suisse First Boston High Yield Index, returned +28.04% for the 12 months ended September 30, 2003. Equities, as measured by the unmanaged Standard & Poor's 500 (S&P
500) Index, returned +24.40%; investment grade corporate bonds, as measured by the unmanaged Merrill Lynch Corporate Master Index, returned +11.04%; and Treasury issues, as measured by the unmanaged Merrill Lynch U.S. Treasury Master Index, returned +3.23% for the same period.

Our emphasis on spread sectors included a focus on corporate bonds (both investment grade and high yield), agency mortgage collateral and collateralized mortgage obligations (CMOs), non-agency CMOs, asset-backed securities and commercial mortgage-backed securities
(CMBS). By strategically managing these sectors and taking advantage of opportunities available across markets, we were able to consistently add value to each of the Portfolios. In general, we remained overweight in these sectors throughout the period, with positions 12% - 17% above the benchmark.

What changes were made to the Portfolios during the period?

The most significant change was increasing the risk profile of the Portfolios. At the start of the fiscal year, we had no exposure to the high yield sector. Slowly, we established a high yield allocation, ending the period with approximately 5% of total assets in high yield. Given market dynamics during the period, we felt justified in taking on the additional risk associated with high yield securities. When it appeared that the credit cycle was about to turn, and that cumulative default rates would continue to decline from their peak of about 11% in the third quarter of 2002, we believed that investors would be compensated for taking on the risk of moving down the credit spectrum. At the same time, we increased our allocation in corporate bonds rated BBB from 15% of total assets to 25%. We also continued to add to our overweight position in the investment-grade corporate area, increasing the overall corporate overweight from approximately 2% of total assets at the beginning of the period to 5% at the close of the period.

We used the derivatives market to express our views on spread sectors. Throughout the period, we added to our overweight positions in spread product through the use of total return swaps in the high yield, mortgage and CMBS sectors. By using the derivative market, we were able to receive the return of the appropriate index in exchange for a floating-rate payment.

The Portfolios continued to maintain a duration profile relatively close to that of the benchmark throughout the period. Given the steepness of the yield curve and the attractive absolute yields available further out on the curve, we made a conscious decision not to stray too short relative to the benchmark, even though interest rates were at historic lows.

How were the Portfolios positioned at the close of the period?

The Portfolios remained positioned to take advantage of opportunities in higher-beta sectors, such as BBB-rated corporate bonds and high yield securities that have greater sensitivity to the overall economy. It would be expected that these sectors perform well relative to U.S. Treasury securities when the U.S. economy is expanding. This is based on our belief that the yield curve will maintain its upward slope, which tends to be conducive to spread sectors. In general, improving economic conditions should continue to support the high yield and investment-grade corporate bond sectors. In addition, recent downward pressure on the U.S. dollar should continue to exert upward pressure on the long end of the Treasury yield curve. A weaker dollar could potentially raise import prices and discourage foreign investors from purchasing U.S. assets. The inflationary pressures induced by a weaker dollar, coupled with foreign investors keeping assets in their local country or simply not purchasing U.S. assets, will pressure U.S. assets. This, in turn, will pressure the long end of the Treasury yield curve and force yields upward.

We intend to maintain our overweights to the mortgage sector and CMBS. In our view, interest rate volatility should be relatively muted as compared to prior cycles, which would be more conducive to owning mortgage-backed securities (MBS). We expect the yield spread between MBS and Treasury issues to tighten as interest rate volatility stabilizes. This would allow MBS to outperform its Treasury counterparts on a duration-adjusted basis. We also believe that investors who had the ability to refinance their mortgages have already done so. This has positive implications for the sector in that it effectively reduces refinancing risk.

We intend to maintain our overweights to spread sectors at 15%--17% above the benchmark and we will also continue to use the derivatives market to help implement our overall asset allocation decision. Given the relatively benign near-term interest rate forecast, we will continue to maintain a duration close to that of the benchmark. We do not expect the Federal Reserve Board to increase interest rates in the near term and, in fact, anticipate that monetary policy will remain on hold for some time to ensure a sustainable economic recovery.

Patrick Maldari
Vice President and Portfolio Manager

James J. Pagano
Vice President and Portfolio Manager


October 8, 2003


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO

SEPTEMBER 30, 2003


Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee) for Core Bond Portfolio. Intermediate Term Portfolio incurs a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

* Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years for Core Bond Portfolio. Class B Shares for Core Bond Portfolio purchased prior to December 1, 2002 will maintain the four-year schedule. Intermediate Term Portfolio is subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. Class B Shares for Intermediate Term Portfolio purchased prior to December 1, 2002 will maintain the one-year schedule. In addition, Core Bond Portfolio is subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Intermediate Term Portfolio is subject to a 0.25% distribution fee and a 0.25% account maintenance fee. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Core Bond Portfolio. Intermediate Term Portfolio is subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Core Bond Portfolio. Intermediate Term Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO

SEPTEMBER 30, 2003


Performance Data (continued)

Recent Performance Results
                                                                                        Ten-Year/
                                                        6-Month        12-Month      Since Inception      Standardized
As of September 30, 2003                              Total Return   Total Return      Total Return       30-day Yield
Core Bond Portfolio Class A Shares*                       +2.54%        +5.51%            +84.45%             +2.24%
Core Bond Portfolio Class B Shares*                       +2.27         +4.96             +63.39              +1.82
Core Bond Portfolio Class C Shares*                       +2.25         +4.91             +75.30              +1.77
Core Bond Portfolio Class I Shares*                       +2.67         +5.77             +76.36              +2.47
Core Bond Portfolio Class R Shares*                       +2.74          --               + 4.97              +2.09
Intermediate Portfolio Class A Shares*                    +2.62         +5.69             +86.15              +2.24
Intermediate Portfolio Class B Shares*                    +2.40         +5.17             +70.20              +1.86
Intermediate Portfolio Class C Shares*                    +2.40         +5.16             +79.29              +1.85
Intermediate Portfolio Class I Shares*                    +2.66         +5.78             +79.15              +2.34
Intermediate Portfolio Class R Shares*                    +2.73          --               + 4.90              +1.87
Lehman Brothers Aggregate Bond Index**                    +2.35        +5.41       +95.26/+102.44/+4.48        --
ML Corporate Master Index***                              +4.95        +11.04     +104.65/+114.36/+8.61        --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Core
Bond Portfolio's ten-year/since inception periods are ten years for Class B & Class I Shares, from 10/21/94 for Class A & Class C Shares and from 1/03/03 for Class R Shares. The Intermediate Term
Portfolio's ten-year/since inception periods are ten years for Class
I & Class B Shares, from 10/21/94 for Class A & Class C Shares and from 1/03/03 for Class R Shares.

**This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S.
Treasury and government agency issues with at least one year to maturity. Ten-year/since inception total returns are for ten years, from 10/21/94 and from 1/03/03.

***This unmanaged Index is comprised of all investment grade corporate bonds rated BBB or higher, of all maturities. Ten-year/since inception total returns are for ten years, from 10/21/94 and from 1/03/03.


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003


Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT--CORE BOND PORTFOLIO

Class A & Class C Shares

A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s Core Bond Portfolio++ Class A and Class C Shares* compared to a similar investment in Lehman Brothers Aggregate Bond Index++++ and Merrill Lynch U.S. Corporate Master++++++. Values illustrated are as follows:


ML Bond Fund, Inc.'s Core Bond Portfolio++
Class A Shares*

Date                              Value

10/21/1994**                    $ 9,600.00
September 1995                  $11,059.00
September 1996                  $11,441.00
September 1997                  $12,464.00
September 1998                  $13,682.00
September 1999                  $13,404.00
September 2000                  $14,049.00
September 2001                  $15,620.00
September 2002                  $16,782.00
September 2003                  $17,707.00


ML Bond Fund, Inc.'s Core Bond Portfolio++
Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
September 1995                  $11,458.00
September 1996                  $11,786.00
September 1997                  $12,757.00
September 1998                  $13,936.00
September 1999                  $13,576.00
September 2000                  $14,148.00
September 2001                  $15,641.00
September 2002                  $16,710.00
September 2003                  $17,530.00


Lehman Brothers Aggregate Bond Index++++

Date                              Value

10/31/1994**                    $10,000.00
September 1995                  $11,445.00
September 1996                  $12,006.00
September 1997                  $13,172.00
September 1998                  $14,688.00
September 1999                  $14,634.00
September 2000                  $15,657.00
September 2001                  $17,685.00
September 2002                  $19,205.00
September 2003                  $20,244.00


Merrill Lynch U.S. Corporate Master++++++

Date                              Value

10/31/1994**                    $10,000.00
September 1995                  $11,702.00
September 1996                  $12,272.00
September 1997                  $13,649.00
September 1998                  $15,107.00
September 1999                  $14,952.00
September 2000                  $15,803.00
September 2001                  $17,944.00
September 2002                  $19,305.00
September 2003                  $21,436.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Portfolio invests primarily in long-term, fixed-income securities that are rated in the four highest categories of the recognized rating agencies (Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corp.).

++++This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S.
Treasury and government agency issues with at least one year to maturity.

++++++This unmanaged Index is comprised of all investment grade corporate bonds rated BBB or higher, of all maturities.

Past performance is not predictive of future performance.



Average Annual Total Return--Core Bond Portfolio


                                     % Return Without   % Return With
                                       Sales Charge     Sales Charge**

Class A Shares*

One Year Ended 9/30/03                     +5.51%         +1.29%
Five Years Ended 9/30/03                   +5.29          +4.44
Inception (10/21/94)
through 9/30/03                            +7.09          +6.60

*Maximum sales charge is 4%.

**Assuming maximum sales charge.


                                         % Return          % Return
                                       Without CDSC      With CDSC**

Class C Shares*

One Year Ended 9/30/03                     +4.91%         +3.91%
Five Years Ended 9/30/03                   +4.69          +4.69
Inception (10/21/94)
through 9/30/03                            +6.48          +6.48

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.




CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003


Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT--CORE BOND PORTFOLIO

Class B & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s Core Bond Portfolio++ Class B and Class I Shares* compared to a similar investment in Lehman Brothers Aggregate Bond Index++++ and Merrill Lynch U.S. Corporate Master++++++. Values illustrated are as follows:


ML Bond Fund, Inc.'s Core Bond Portfolio++
Class B Shares*

Date                              Value

September 1993                  $10,000.00
September 1994                  $ 9,327.00
September 1995                  $10,634.00
September 1996                  $10,935.00
September 1997                  $11,852.00
September 1998                  $12,944.00
September 1999                  $12,627.00
September 2000                  $13,166.00
September 2001                  $14,563.00
September 2002                  $15,567.00
September 2003                  $16,339.00


ML Bond Fund, Inc.'s Core Bond Portfolio++
Class I Shares*

Date                              Value

September 1993                  $ 9,600.00
September 1994                  $ 9,021.00
September 1995                  $10,366.00
September 1996                  $10,741.00
September 1997                  $11,731.00
September 1998                  $12,909.00
September 1999                  $12,689.00
September 2000                  $13,333.00
September 2001                  $14,861.00
September 2002                  $16,007.00
September 2003                  $16,931.00


Lehman Brothers Aggregate Bond Index++++

Date                              Value

September 1993                  $10,000.00
September 1994                  $ 9,678.00
September 1995                  $11,038.00
September 1996                  $11,579.00
September 1997                  $12,704.00
September 1998                  $14,166.00
September 1999                  $14,114.00
September 2000                  $15,101.00
September 2001                  $17,057.00
September 2002                  $18,523.00
September 2003                  $19,526.00


Merrill Lynch U.S. Corporate Master++++++

Date                              Value

September 1993                  $10,000.00
September 1994                  $ 9,595.00
September 1995                  $11,172.00
September 1996                  $11,716.00
September 1997                  $13,031.00
September 1998                  $14,424.00
September 1999                  $14,276.00
September 2000                  $15,088.00
September 2001                  $17,132.00
September 2002                  $18,431.00
September 2003                  $20,465.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

++The Portfolio invests primarily in long-term, fixed-income securities that are rated in the four highest categories of the recognized rating agencies (Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corp.).

++++This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S.
Treasury and government agency issues with at least one year to maturity.

++++++This unmanaged Index is comprised of all investment grade corporate bonds rated BBB or higher, of all maturities.

Past performance is not predictive of future performance.



Average Annual Total Return--Core Bond Portfolio

                                         % Return          % Return
                                       Without CDSC       With CDSC**

Class B Shares*

One Year Ended 9/30/03                     +4.96%         +0.96%
Five Years Ended 9/30/03                   +4.77          +4.44
Ten Years Ended 9/30/03                    +5.03          +5.03

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without   % Return With
                                       Sales Charge     Sales Charge**

Class I Shares*

One Year Ended 9/30/03                     +5.77%         +1.54%
Five Years Ended 9/30/03                   +5.57          +4.71
Ten Years Ended 9/30/03                    +5.84          +5.41

*Maximum sales charge is 4%.

**Assuming maximum sales charge.



CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003


Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT--CORE BOND PORTFOLIO


Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s Core Bond Portfolio++ Class R Shares* compared to a similar investment in Lehman Brothers Aggregate Bond Index++++ and Merrill Lynch U.S. Corporate Master++++++. Values illustrated are as follows:


ML Bond Fund, Inc.'s Core Bond Portfolio++
Class R Shares*

Date                              Value

1/03/2003**                     $10,000.00
September 2003                  $10,497.00


Lehman Brothers Aggregate Bond Index++++

Date                              Value

1/03/2003**                     $10,000.00
September 2003                  $10,448.00


Merrill Lynch U.S. Corporate Master++++++

Date                              Value

1/03/2003**                     $10,000.00
September 2003                  $10,861.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Portfolio invests primarily in long-term fixed income securities that are rated in the four highest categories of the recognized rating agencies (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corp.).

++++This unmanaged market-weighted Index is comprised investment-grade corporate bonds (rated BBB or better), mortgages and U.S.
Treasury and government agency issues with at least one year to maturity.

++++++This unmanaged Index is comprised of all investment grade corporate bonds rated BBB or higher, of all maturities.

Past performance is not predictive of future performance.


Aggregate Total Return--Core Bond Portfolio

                                     % Return Without
                                       Sales Charge

Class R Shares

Inception (1/03/03)
through 9/30/03                            +4.97%



CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003


Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT--
INTERMEDIATE TERM PORTFOLIO


Class A & Class C Shares

A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s Intermediate Term Portfolio++ Class A and Class C Shares* compared to a similar investment in Lehman Brothers Aggregate Bond Index++++. Values illustrated are as follows:


ML Bond Fund, Inc.'s Intermediate Term Portfolio++
Class A Shares*

Date                              Value

10/21/1994**                    $ 9,900.00
September 1995                  $11,249.00
September 1996                  $11,752.00
September 1997                  $12,761.00
September 1998                  $13,959.00
September 1999                  $13,920.00
September 2000                  $14,603.00
September 2001                  $16,247.00
September 2002                  $17,437.00
September 2003                  $18,429.00


ML Bond Fund, Inc.'s Intermediate Term Portfolio++
Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
September 1995                  $11,323.00
September 1996                  $11,777.00
September 1997                  $12,717.00
September 1998                  $13,865.00
September 1999                  $13,769.00
September 2000                  $14,384.00
September 2001                  $15,937.00
September 2002                  $17,048.00
September 2003                  $17,929.00


Lehman Brothers Aggregate Bond Index++++

Date                              Value

10/21/1994**                    $10,000.00
September 1995                  $11,445.00
September 1996                  $12,006.00
September 1997                  $13,172.00
September 1998                  $14,688.00
September 1999                  $14,634.00
September 2000                  $15,657.00
September 2001                  $17,685.00
September 2002                  $19,205.00
September 2003                  $20,244.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Portfolio invests primarily in bonds rated in the four highest rating categories (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corp.), with an average remaining maturity of three-to-ten years, depending on market conditions.

++++This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S.
Treasury and government agency issues with at least one year to maturity.

Past performance is not predictive of future performance.



Average Annual Total Return--Intermediate Term Portfolio


                                     % Return Without   % Return With
                                       Sales Charge     Sales Charge**

Class A Shares*

One Year Ended 9/30/03                     +5.69%         +4.63%
Five Years Ended 9/30/03                   +5.71          +5.50
Inception (10/21/94)
through 9/30/03                            +7.20          +7.08

*Maximum sales charge is 1%.

**Assuming maximum sales charge.


                                         % Return          % Return
                                       Without CDSC      With CDSC**

Class C Shares*

One Year Ended 9/30/03                     +5.16%         +4.16%
Five Years Ended 9/30/03                   +5.27          +5.27
Inception (10/21/94)
through 9/30/03                            +6.75          +6.75

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003


Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT--
INTERMEDIATE TERM PORTFOLIO

Class B & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s Intermediate Term Portfolio++ Class B and Class I Shares* compared to a similar investment in Lehman Brothers Aggregate Bond Index++++. Values illustrated are as follows:


ML Bond Fund, Inc.'s Intermediate Term Portfolio++
Class B Shares*

Date                              Value

September 1993                  $10,000.00
September 1994                  $ 9,528.00
September 1995                  $10,740.00
September 1996                  $11,173.00
September 1997                  $12,081.00
September 1998                  $13,161.00
September 1999                  $13,070.00
September 2000                  $13,654.00
September 2001                  $15,129.00
September 2002                  $16,184.00
September 2003                  $17,020.00


ML Bond Fund, Inc.'s Intermediate Term Portfolio++
Class I Shares*

Date                              Value

September 1993                  $ 9,900.00
September 1994                  $ 9,480.00
September 1995                  $10,741.00
September 1996                  $11,233.00
September 1997                  $12,198.00
September 1998                  $13,368.00
September 1999                  $13,344.00
September 2000                  $14,012.00
September 2001                  $15,606.00
September 2002                  $16,765.00
September 2003                  $17,736.00


Lehman Brothers Aggregate Bond Index++++

Date                              Value

September 1993                  $10,000.00
September 1994                  $ 9,678.00
September 1995                  $11,038.00
September 1996                  $11,579.00
September 1997                  $12,704.00
September 1998                  $14,166.00
September 1999                  $14,114.00
September 2000                  $15,101.00
September 2001                  $17,057.00
September 2002                  $18,523.00
September 2003                  $19,526.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

++The Portfolio invests primarily in bonds rated in the four highest rating categories (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corp.), with an average remaining maturity of three-to-ten years, depending on market conditions.

++++This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S.
Treasury and government agency issues with at least one year to maturity.

Past performance is not predictive of future performance.



Average Annual Total Return--Intermediate Term Portfolio


                                         % Return          % Return
                                       Without CDSC      With CDSC**

Class B Shares*

One Year Ended 9/30/03                     +5.17%         +4.17%
Five Years Ended 9/30/03                   +5.28          +5.28
Ten Years Ended 9/30/03                    +5.46          +5.46

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without   % Return With
                                       Sales Charge     Sales Charge**

Class I Shares*

One Year Ended 9/30/03                     +5.78%         +4.73%
Five Years Ended 9/30/03                   +5.82          +5.60
Ten Years Ended 9/30/03                    +6.00          +5.90

*Maximum sales charge is 1%.

**Assuming maximum sales charge.



CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003


Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT--
INTERMEDIATE TERM PORTFOLIO

Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s Intermediate Term Portfolio++ Class R Shares* compared to a similar investment in Lehman Brothers Aggregate Bond Index++++. Values illustrated are as follows:


ML Bond Fund, Inc.'s Intermediate Term Portfolio++
Class R Shares*

Date                              Value

1/03/2003**                     $10,000.00
September 2003                  $10,490.00


Lehman Brothers Aggregate Bond Index++++

Date                              Value

1/03/2003**                     $10,000.00
September 2003                  $10,448.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Portfolio invests primarily in bonds rated in the four highest rating categories (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corp.), with an average remaining maturity of three-to-ten years, depending on market conditions.

++++This unmanaged market-weighted Index is comprised investment-grade corporate bonds (rated BBB or better), mortgages and U.S.
Treasury and government agency issues with at least one year to maturity.

Past performance is not predictive of future performance.


Aggregate Total Return--Intermediate Term Portfolio


                                     % Return Without
                                       Sales Charge

Class R Shares

Inception (1/03/03) through 9/30/03        +4.90%



CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Schedule of Investments                                                                                Core Bond Portfolio
              S&P           Moody's       Face                                                                 Value
              Ratings++++   Ratings++++  Amount Asset-Backed Securities++--16.6%                         (in U.S. dollars)
                 AAA      Aaa     $ 6,420,593   Advanta Mortgage Loan Trust, Series 1999-3,
                                                Class A4, 7.75% due 10/26/2026                            $    6,862,638
                                                CIT Equipment Collateral:
                 AAA      Aaa         621,408     Series 2002-VT1, Class A2, 2.90% due 6/21/2004                 622,047
                 AAA      Aaa      16,600,000     Series 2003-VT1, Class A3A, 1.25% due 4/20/2007             16,620,634
                 AAA      Aaa      16,300,000   CIT Group Home Equity Loan Trust, Series 2003-1,
                                                Class A2, 2.35% due 4/20/2027                                 16,394,701
                                                California Infrastructure PG&E, Series 1997-1:
                 AAA      Aaa       3,700,000     Class A6, 6.38% due 9/25/2008                                3,975,689
                 AAA      Aaa       5,267,013     Class A7, 6.42% due 9/25/2008                                5,651,258
                                                Capital Auto Receivables Asset Trust, Series 2003-2:
                 AAA      Aaa      13,600,000     Class A3B, 1.16% due 2/15/2007                              13,597,760
                 A+       Aa3       4,550,000     Class B1, 1.40% due 1/15/2009                                4,548,635
                 AAA      Aaa      10,850,000   Capital One Auto Finance Trust, Series 2003-A,
                                                Class A3B, 1.28% due 10/15/2007                               10,874,356
                 AAA      Aaa      28,722,967   Centex Home Equity, Series 2003-B, Class AV, 1.40% due
                                                6/25/2033                                                     28,713,293
                                                Chase Credit Card Master Trust, Class C:
                 BBB      Baa2      9,750,000     Series 2000-3, 1.82% due 1/15/2008                           9,769,878
                 BBB      Baa2     17,000,000     Series 2003-1, 2.22% due 4/15/2008 (b)                      17,124,044
                 AAA      Aaa             215   Contimortgage Home Equity Loan Trust, Series 1998-3,
                                                Class A10, 5.84% due 5/15/2016                                       215
                 AAA      NR*      23,050,000   CountryWide Asset-Backed Certificates, Series 2003-BC3,
                                                Class A2, 1.43% due 9/25/2033                                 23,016,849
                 AAA      Aaa       1,052,369   EQCC Home Equity Loan Trust, Series 1999-1, Class A3F,
                                                5.915% due 11/20/2024                                          1,053,749
                 BBB      Baa2      5,700,000   First Bankcard Master Credit Card Trust, Series 2001-1A,
                                                Class C, 2.27% due 11/15/2006 (c)                              5,710,980
                                                Household Automotive Trust:
                 AAA      Aaa       3,022,737     Series 2002-1, Class A2, 2.75% due 5/17/2005                 3,028,952
                 AAA      Aaa       7,700,000     Series 2002-3, Class A3A, 2.75% due 6/18/2007                7,828,883
                 AAA      Aaa       6,551,624   Household Home Equity Loan Trust, Series 2002-2,
                                                Class A, 1.42% due 4/20/2032 (b)                               6,549,984
                 A+       A2        5,325,793   MBNA Master Credit Card Trust, Series 1999-F, Class B,
                                                1.52% due 1/16/2007 (b)                                        5,328,456
                                                Option One Mortgage Loan Trust:
                 AAA      Aaa       7,571,240     Series 2002-4, Class A, 1.38% due 7/25/2032 (b)              7,556,920
                 AAA      Aaa      28,930,734     Series 2003-4, Class A2, 1.44% due 7/25/2033                28,899,243
                                                Residential Asset Securities Corporation:
                 AAA      Aaa      12,900,000     Series 2002-KS8, Class A2, 3.04% due 6/25/2023              13,059,792
                 AAA      Aaa      32,180,096     Series 2003-KS5, Class AIIB, 1.41% due 7/25/2033            32,101,184
                 AAA      Aaa      34,137,548   Saxon Asset Securities Trust, Series 2002-3, Class AV,
                                                1.52% due 12/25/2032                                          34,177,608
                 A        A2       10,700,000   Superior Wholesale Inventory Financing Trust,
                                                Series 2001, Class A7, 1.52% due 6/15/2006 (b)                10,674,962

                                                Total Asset-Backed Securities (Cost--$313,135,172)           313,742,710


                                                Government & Agency Obligations--15.4%

                                                 Fannie Mae:
                  AAA      Aaa      11,550,000     6.375% due 6/15/2009                                       13,300,737
                  AAA      Aaa       8,050,000     6% due 5/15/2011                                            9,095,993
                  AAA      Aaa      13,310,000     7.125% due 1/15/2030                                       16,345,652
                                                 Federal Home Loan Bank:
                  AAA      Aaa      26,500,000     1.53% due 12/05/2005                                       26,492,130
                  AAA      Aaa      32,900,000     1.46% due 12/12/2005                                       32,882,991
                  AAA      Aaa      15,090,000   Freddie Mac, 6.625% due 9/15/2009                            17,572,079
                                                 U.S. Treasury Bonds & Notes:
                  AAA      Aaa      53,968,000     7% due 7/15/2006                                           61,481,371
                  AAA      Aaa       5,320,000     3.125% due 9/15/2008                                        5,393,980
                  AAA      Aaa       9,460,000     4.75% due 11/15/2008                                       10,304,381
                  AAA      Aaa       5,700,000     6.50% due 2/15/2010                                         6,764,076
                  AAA      Aaa       8,160,000     5% due 2/15/2011                                            8,947,946
                  AAA      Aaa      19,970,000     4.25% due 8/15/2013                                        20,471,586



CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Schedule of Investments (continued)                                                                    Core Bond Portfolio
              S&P           Moody's       Face                                                                 Value
              Ratings++++   Ratings++++  Amount  Government & Agency Obligations                         (in U.S. dollars)
                                                 U.S. Treasury Bonds & Notes (concluded):
                  AAA      Aaa     $ 9,290,000     7.50% due 11/15/2016 (g)                               $   12,127,082
                  AAA      Aaa       5,670,000     8.125% due 8/15/2019                                        7,858,268
                  AAA      Aaa      19,750,000     7.25% due 8/15/2022                                        25,580,101
                  AAA      Aaa       4,090,000     6.25% due 8/15/2023                                         4,781,304
                  AAA      Aaa       4,090,000     6.625% due 2/15/2027                                        5,020,156
                  AAA      Aaa       6,845,000     5.375% due 2/15/2031                                        7,345,541

                                                 Total Government & Agency Obligations
                                                 (Cost--$284,135,834)                                        291,765,374


                                                 Government Agency Mortgage-Backed Securities++--27.1%

                                                 Fannie Mae:
                  AAA      Aaa      21,040,722     5% due 7/01/2018                                           21,578,247
                  AAA      Aaa       1,257,048     6% due 2/01/2017                                            1,312,152
                  AAA      Aaa      26,990,477     6% due 3/01/2033                                           27,855,492
                  AAA      Aaa      20,212,509     6.50% due 6/01/2031 - 11/01/2032                           21,070,284
                  AAA      Aaa      30,954,793     7% due 6/01/2031 - 8/01/2032                               32,753,223
                  AAA      Aaa          34,497     7.50% due 3/01/2009                                            36,397
                  AAA      Aaa      23,027,375     7.50% due 10/01/2022 - 5/01/2033                           24,578,281
                  AAA      Aaa      13,068,691     8% due 9/01/2030 - 7/01/2032                               14,090,906
                                                 Freddie Mac:
                  AAA      Aaa      17,216,489     4.50% due 8/01/2018                                        17,377,221
                  AAA      Aaa      22,039,111     5% due 6/01/2018 - 10/15/2018                              22,574,167
                  AAA      Aaa      34,900,000     5% due 10/15/2033                                          34,889,111
                  AAA      Aaa       7,995,071     5.50% due 7/01/2016 - 2/01/2018                             8,274,476
                  AAA      Aaa      91,360,000     5.50% due 10/15/2033 - 11/15/2033                          93,072,746
                  AAA      Aaa      22,673,933     6% due 5/01/2016 - 11/15/2018                              23,576,400
                  AAA      Aaa      79,924,000     6% due 10/15/2033 - 11/15/2033                             82,536,320
                  AAA      Aaa       7,666,611     6.50% due 3/01/2016 - 10/01/2017                            8,066,544
                  AAA      Aaa      48,540,059     6.50% due 1/01/2029 - 11/15/2033                           50,639,144
                  AAA      Aaa       5,936,600     7% due 9/01/2031 - 4/01/2032                                6,269,163
                  AAA      Aaa       1,011,395     7.50% due 1/01/2030                                         1,082,123
                                                 Government National Mortgage Association:
                  AAA      Aaa       8,000,000     5% due 12/15/2018                                           8,207,504
                  AAA      Aaa      11,650,881     6.50% due 5/15/2031 - 10/15/2031                           12,243,964

                                                 Total Government Agency Mortgage-Backed Securities
                                                 (Cost--$504,536,067)                                        512,083,865

                                                 Non-Government Agency Mortgage-Backed Securities++--9.9%
Collateralized    NR*      Aaa          49,848   Blackrock Capital Finance LP, Series 1997-R2,
Mortgage                                         Class AP, 8.05% due 12/25/2035 (a)(b)                            49,848
Obligations       AAA      Aaa          66,406   Collateralized Mortgage Obligation Trust, Series 57,
--5.2%                                           Class D, 9.90% due 2/01/2019                                     66,992
                  AAA      Aaa      10,970,000   Collateralized Mortgage Pass-Through Certificates,
                                                 Series 2003-FL8, Class A2, 1.32% due 7/15/2015 (a)(b)        10,970,000
                  AAA      NR*      12,045,726   Deutsche Mortgage Securities, Inc., Series 2003-1,
                                                 Class 1A1, 4.50% due 4/25/2033                               12,149,162
                  NR*      Aaa       2,034,531   First Union NB-Bank of America Commercial Mortgage
                                                 Trust, Series 2001-C1, Class A1, 5.711% due 3/15/2033         2,192,399
                  AAA      NR*       1,667,372   GS Mortgage Securities Corporation II, Series 1998-C1,
                                                 Class A1, 6.06% due 10/18/2030                                1,757,493
                  AAA      Aaa      21,750,000   Granite Mortgages PLC, Series, 2003-2, Class 1A2,
                                                 1.27% due 7/20/2020                                          21,750,000
                                                 Housing Securities Inc.:
                  NR*      NR*         108,940     1994-1 AB2, 6.50% due 3/25/2009                                73,024
                  NR*      NR*          68,927     Series 1994-2, Class B1, 6.50% due 7/25/2009                   53,053


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Schedule of Investments (continued)                                                                    Core Bond Portfolio
              S&P           Moody's       Face                                                                 Value
              Ratings++++   Ratings++++  Amount  Non-Government Agency Mortgage-Backed Securities++      (in U.S. dollars)
Collateralized    NR*      Aaa     $   211,245   Ocwen Residential MBS Corporation, Series 1998-R2,
Mortgage                                         Class AP, 6.712% due 11/25/2034 (a)(b)                   $      200,682
Obligations       AAA      Aaa      29,700,000   RMAC, Series 2003-NS2A, Class A2C, 1.42% due 9/12/2035       29,737,125
(concluded)       AAA      Aaa       6,896,500   Structured Asset Securities Corporation, Series
                                                 2002-9, Class A2, 1.42% due 10/25/2027 (b)                    6,887,711
                                                 Washington Mutual Inc.:
                  BB       NR*         301,080     Series 2000-1, Class B1, 5.12% due 1/25/2040 (a)(b)           299,386
                  AAA      Aaa       3,431,808     Series 2002-AR4, Class A7, 5.526% due 4/26/2032             3,507,544
                  AAA      Aaa         950,037     Series 2002-S2, Class 1A2, 6.50% due 3/25/2032                960,696
                  AAA      Aaa       7,115,982     Series 2003-AR1, Class A2, 2.92% due 3/25/2033              7,122,687
                                                                                                          --------------
                                                                                                              97,777,802

Commercial                                       Greenwich Capital Commercial Funding Corporation:
Mortgage-Backed   AAA      Aaa      11,900,000     Series 2002-C1, Class A4, 4.948% due 1/11/2035             12,248,183
Securities--4.7%  AAA      Aaa      23,543,790     Series 2003-FL1, Class A, 1.44% due 1/05/2006 (b)          23,536,969
                  AAA      Aaa       9,800,000   LB-UBS Commercial Mortgage Trust, Series 2002-C1,
                                                 Class A3, 6.226% due 3/15/2026                               10,951,846
                  AAA      NR*       7,900,000   Nationslink Funding Corporation, Series 1999-2,
                                                 Class A3, 7.181% due 6/20/2031                                8,785,139
                  AAA      NR*         799,725   Nomura Asset Securities Corporation, Series 1995-MD3,
                                                 Class A1B, 8.15% due 3/04/2020                                  861,614
                  AAA      Aaa      32,592,000   Wachovia Bank Commercial Mortgage Trust, Series
                                                 2003-WHL2, Class A3, 1.44% due 6/15/2013 (b)(c)              32,592,000
                                                                                                          --------------
                                                                                                              88,975,751

                                                 Total Non-Government Agency Mortgage-Backed
                                                 Securities (Cost--$184,532,717)                             186,753,553


Industry+++                                      Corporate Bonds & Notes--36.5%
Building          BBB+     Baa1      1,770,000   Hanson Australia Funding, 5.25% due 3/15/2013                 1,797,621
Products--0.1%

Cable--U.S.--0.4% BB-      Ba3       3,900,000   Echostar DBS Corporation, 5.75% due 10/01/2008 (a)            3,904,875
                  BBB-     Ba2       3,625,000   Rogers Cable Inc., 6.25% due 6/15/2013                        3,620,469
                                                                                                          --------------
                                                                                                               7,525,344

Canadian          BB+      Ba1         525,000   Abitibi Consolidated Inc., 8.55% due 8/01/2010 (3)              573,244
Corporates**      BBB+     Baa2      1,900,000   Potash Corporation of Saskatchewan, 4.875% due
--0.1%                                           3/01/2013 (3)                                                 1,890,711
                                                                                                          --------------
                                                                                                               2,463,955

Chemicals--0.1%   BBB-     Ba1       1,015,000   Methanex Corporation, 8.75% due 8/15/2012                     1,091,125

Commercial                                       Waste Management Inc.:
Services &        BBB      Baa3      1,810,000     7.375% due 8/01/2010                                        2,115,825
Supplies--0.2%    BBB      Baa3      1,890,000     6.375% due 11/15/2012                                       2,089,947
                                                                                                          --------------
                                                                                                               4,205,772

Containers--0.3%                                 Sealed Air Corporation:
                  BBB      Baa3      1,965,000     5.375% due 4/15/2008                                        2,049,491
                  BBB      Baa3      2,650,000     6.95% due 5/15/2009 (a)                                     2,962,165
                                                                                                          --------------
                                                                                                               5,011,656

Diversified--0.1% A-       Baa3      1,680,000   Brascan Corporation, 5.75% due 3/01/2010                      1,779,451
Finance--0.8%                                    Household Finance Corporation:
                  A        A1        2,375,000     4.625% due 1/15/2008                                        2,496,693
                  A        A1        1,905,000     5.875% due 2/01/2009                                        2,088,912
                  A        A1        4,565,000     6.75% due 5/15/2011                                         5,206,414
                  BBB-     Ba1       1,895,000   IOS Capital LLC, 7.25% due 6/30/2008                          1,838,150
                                                 Texaco Capital Inc.:
                  AA       Aa3         885,000     8.625% due 6/30/2010                                        1,133,313
                  AA       Aa3          55,000     8.625% due 11/15/2031                                          77,782
                  A-       A3        2,790,000   Textron Financial Corporation, 2.75% due 6/01/2006            2,792,542
                                                                                                          --------------
                                                                                                              15,633,806


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Schedule of Investments (continued)                                                                    Core Bond Portfolio
              S&P           Moody's       Face                                                                 Value
              Ratings++++   Ratings++++  Amount  Corporate Bonds & Notes                                 (in U.S. dollars)
Finance--         A-       A2      $ 1,085,000   BB&T Corporation, 4.75% due 10/01/2012                   $    1,096,851
Banks--3.3%       A-       A1        2,050,000   Banc One Corp., 8% due 4/29/2027                              2,595,523
                  A+       Aa2       1,675,000   Bank of America Corporation, 4.875% due 1/15/2013             1,705,113
                  A+       Aa2       4,630,000   BankAmerica Corp., 5.875% due 2/15/2009                       5,153,232
                  BBB-     Baa2      2,785,000   Capital One Bank, 4.875% due 5/15/2008                        2,884,773
                                                 Citigroup Inc.:
                  A+       Aa2       5,530,000     7.25% due 10/01/2010                                        6,550,168
                  A+       Aa2       3,580,000     4.875% due 5/07/2015                                        3,560,095
                  A+       Aa2       3,436,000     6.625% due 6/15/2032                                        3,793,550
                  BB+      Baa3      1,880,000   Firstbank Puerto Rico, 7.625% due 12/20/2005                  1,967,253
                                                 FleetBoston Financial Corporation:
                  A        A1          430,000     3.85% due 2/15/2008                                           441,180
                  A-       A2          995,000     6.375% due 5/15/2008                                        1,120,275
                  BB+      NR*       1,115,000   Hudson United Bancorp Inc., 8.20% due 9/15/2006               1,244,649
                  BBB+     A3        4,805,000   PNC Funding Corp., 6.125% due 2/15/2009                       5,423,259
                  BB+      Ba1       5,520,000   Provident Bank, 6.375% due 1/15/2004                          5,609,700
                  A+       Aa3       1,990,000   Suntrust Bank, 5.45% due 12/01/2017                           2,122,651
                  A-       A3          780,000   Synovus Financial, 4.875% due 2/15/2013                         783,743
                  A+       Aa3       4,980,000   U.S. Bancorp, 1.29% due 9/16/2005 (b)                         4,983,028
                                                 Washington Mutual Inc.:
                  BBB+     A3        2,875,000     7.50% due 8/15/2006                                         3,264,172
                  BBB+     A3        3,065,000     4.375% due 1/15/2008                                        3,178,607
                  A+       Aa1       4,110,000   Wells Fargo & Co., 5.125% due 2/15/2007                       4,414,198
                  A+       Aa1         495,000   Wells Fargo Bank, 6.45% due 2/01/2011                           564,265
                                                                                                          --------------
                                                                                                              62,456,285

Finance--         A+       A1        2,675,000   American Honda Finance, 1.42% due 10/03/2005 (a)(b)           2,684,983
Other--6.4%       A        A2        6,865,000   Bear Stearns Company Inc., 5.70% due 11/15/2014               7,321,811
                  BBB      Baa2      2,620,000   Certegy Inc., 4.75% due 9/15/2008 (a)                         2,725,741
                  A        A3        3,740,000   Countrywide Home Loan, 5.625% due 7/15/2009                   4,063,506
                                                 Deutsche Telekom International Finance:
                  BBB+     Baa3      2,500,000     5.25% due 7/22/2013                                         2,526,530
                  BBB+     Baa3      2,360,000     8.75% due 6/15/2030                                         2,993,667
                  A+       A2          185,000   Diageo Capital PLC, 3.50% due 11/19/2007                        188,315
                                                 Ford Motor Credit Company:
                  BBB      A3        1,930,000     6.50% due 1/25/2007                                         2,039,639
                  BBB      A3        1,125,000     7.20% due 6/15/2007                                         1,212,504
                  BBB      A3       11,575,000     7% due 10/01/2013                                          11,648,501
                                                 General Motors Acceptance Corp.:
                  BBB      A3       26,700,000     3.03% due 5/19/2005                                        27,028,490
                  BBB      A3        1,750,000     6.875% due 8/28/2012                                        1,810,580
                  BBB      A3        4,682,000     8% due 11/01/2031                                           4,809,257
                  A+       A1          800,000   Golden West Financial Corporation, 4.75% due 10/01/2012         817,016
                                                 Goldman Sachs Group, Inc.:
                  A+       Aa3      15,245,000     6.875% due 1/15/2011                                       17,529,387
                  A+       Aa3         670,000     5.25% due 4/01/2013                                           692,244
                  NR*      A1        1,935,000   International Lease Finance Corporation, 2.95% due
                                                 5/23/2006                                                     1,957,262
                                                 Lehman Brothers Holdings, Inc.:
                  A        A2          275,000     4% due 1/22/2008                                              283,120
                  A        A2        4,855,000     3.50% due 8/07/2008                                         4,864,773
                  BBB      Baa2      1,785,000   MBNA America Bank NA, 7.125% due 11/15/2012                   2,047,374
                                                 MBNA Corporation:
                  BBB      Baa2      3,240,000     6.25% due 1/17/2007                                         3,559,704
                  BBB      Baa2        870,000     5.625% due 11/30/2007                                         945,310
                  A        A2        1,765,000   Mellon Funding Corporation, 5% due 12/01/2014                 1,803,260
                  A+       Aa3       2,745,000   Morgan Stanley Dean Witter, 6.75% due 4/15/2011               3,136,209


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Schedule of Investments (continued)                                                                    Core Bond Portfolio
              S&P           Moody's       Face                                                                 Value
              Ratings++++   Ratings++++  Amount  Corporate Bonds & Notes                                 (in U.S. dollars)
Finance--Other    AA       Aa3     $ 3,265,000   Principal Life Global, 6.25% due 2/15/2012 (a)           $    3,626,377
(concluded)       A-       A2          755,000   Regions Financial Corporation, 6.375% due 5/15/2012             847,695
                  BBB-     Baa1      2,275,000   UFJ Finance Aruba A.E.C., 6.75% due 7/15/2013                 2,383,427
                                                 Verizon Global Funding Corporation:
                  A+       A2        4,275,000     6.875% due 6/15/2012                                        4,876,582
                  A+       A2          858,000     7.375% due 9/01/2012                                        1,011,833
                                                                                                          --------------
                                                                                                             121,435,097

Food              A+       A1          970,000   Archer-Daniels-Midland, 5.935% due 10/01/2032                   995,172
Distribution
--0.1%

Gaming--0.4%      BB+      Ba1       7,770,000   MGM Mirage Inc., 6% due 10/01/2009                            7,808,850

Industrial--      BBB-     Ba1       4,350,000   American Greetings, 6.10% due 8/01/2028                       4,404,375
Consumer          A        A2        5,905,000   Brown-Forman Corporation, 3% due 3/15/2008                    5,839,401
Goods--1.1%       BBB      Baa2      3,650,000   Cadbury Schweppes US Finance LLC, 5.125% due
                                                 10/01/2013 (a)                                                3,702,721
                  A        A3        2,395,000   Coca-Cola HBC Finance BV, 5.125% due 9/17/2013 (a)            2,463,619
                  AA       Aa3          59,000   Eli Lilly & Company, 7.125% due 6/01/2025                        71,556
                  BBB+     Baa1      4,210,000   Miller Brewing Company, 5.50% due 8/15/2013 (a)               4,398,768
                                                                                                          --------------
                                                                                                              20,880,440

Industrial--      BBB+     Baa1      3,200,000   AGL Capital Corporation, 4.45% due 4/15/2013                  3,104,496
Energy--1.3%                                     Anadarko Finance Company:
                  BBB+     Baa1         90,000     6.75% due 5/01/2011                                           104,010
                  BBB+     Baa1        760,000     7.50% due 5/01/2031                                           918,627
                  BBB+     Baa1      1,037,000   Anadarko Petroleum Corporation, 5.375% due 3/01/2007          1,124,968
                  A        A2        1,830,000   Colonial Pipeline, 7.63% due 4/15/2032 (a)                    2,297,272
                  BBB+     A3          230,000   Consolidated Natural Gas, 5.375% due 11/01/2006                 248,248
                  A-       A3        1,420,000   Duke Energy Corporation, 4.50% due 4/01/2010                  1,452,847
                  A-       A3        2,889,273   Kern River Funding Corporation, 4.893% due 4/30/2018 (a)      2,903,257
                                                 Kinder Morgan Energy:
                  BBB+     Baa1      1,740,000     5.35% due 8/15/2007                                         1,875,556
                  BBB+     Baa1      1,675,000     6.75% due 3/15/2011                                         1,922,749
                  BBB-     Baa3      2,150,000   MidAmerican Energy Holdings, 5.875% due 10/01/2012            2,273,709
                  NR*      A1        1,540,000   Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)               1,585,612
                  BBB      Baa2      1,725,000   TGT Pipeline LLC, 5.20% due 6/01/2018 (a)                     1,674,928
                  BBB+     Baa1      3,280,000   Texas Gas Transmission, 4.60% due 6/01/2015 (a)               3,167,719
                                                                                                          --------------
                                                                                                              24,653,998

Industrial--      A-       A2        2,475,000   Alcoa Inc., 1.426% due 12/06/2004 (b)                         2,481,143
Manufacturing--   BBB-     Baa3      4,015,000   Cia Brasileira de Bebida, 8.75% due 9/15/2013 (a)             4,055,150
4.1%                                             Daimler-Chrysler NA Holdings:
                  BBB+     A3       10,985,000     6.90% due 9/01/2004                                        11,465,099
                  BBB+     A3       19,250,000     1.94% due 9/26/2005 (b)                                    19,249,673
                  BBB+     A3        3,160,000     6.40% due 5/15/2006                                         3,427,368
                  BBB+     A3        3,570,000     7.75% due 1/18/2011                                         4,080,813
                  BBB-     Baa3        415,000   Domtar Inc., 7.875% due 10/15/2011                              494,648
                  A        A2          600,000   Emerson Electric Company, 6% due 8/15/2032                      630,560
                  AAA      Aaa       8,145,000   General Electric Company, 5% due 2/01/2013                    8,349,619
                  BBB      Baa1      3,025,000   General Motors Corporation, 7.20% due 1/15/2011               3,187,554
                  BBB-     Baa3      2,400,000   Inco Limited, 7.75% due 5/15/2012                             2,840,657
                  BB+      Baa3      2,335,000   Jabil Circuit Inc., 5.875% due 7/15/2010                      2,425,140
                  BBB      Baa2      1,425,000   Martin Marietta Corp., 7.375% due 4/15/2013                   1,673,558
                                                 Raytheon Company:
                  BBB-     Baa3      8,115,000     8.30% due 3/01/2010                                         9,931,226
                  BBB-     Baa3      2,440,000     6.75% due 3/15/2018                                         2,739,115
                                                                                                          --------------
                                                                                                              77,031,323

CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Schedule of Investments (continued)                                                                    Core Bond Portfolio
              S&P           Moody's       Face                                                                 Value
              Ratings++++   Ratings++++  Amount  Corporate Bonds & Notes                                 (in U.S. dollars)
Industrial--      BBB+     Baa1    $ 9,224,000   AOL Time Warner Inc., 6.875% due 5/01/2012               $   10,349,586
Services--5.1%                                   Aramark Services Inc.:
                  BBB-     Baa3      2,740,000     6.75% due 8/01/2004                                         2,843,651
                  BBB-     Baa3      2,355,000     6.375% due 2/15/2008                                        2,560,208
                                                 Cendant Corporation:
                  BBB      Baa1      2,365,000     6.875% due 8/15/2006                                        2,621,286
                  BBB      Baa1      2,315,000     6.25% due 1/15/2008                                         2,542,662
                  BB+      Ba2       5,210,000   Circus Circus Enterprises, Inc., 6.70% due 11/15/2096         5,229,538
                  BBB-     NR*       1,945,000   Clear Channel Communications, 7.875% due 6/15/2005            2,135,863
                                                 Comcast Corporation:
                  BBB      Baa3      2,900,000     5.85% due 1/15/2010                                         3,136,037
                  BBB      Baa3      2,110,000     7.05% due 3/15/2033                                         2,312,503
                  BBB-     Ba1       3,190,000   HCA Inc., 6.30% due 10/01/2012                                3,251,325
                  BBB      Baa3      5,315,000   Kroger Company, 6.80% due 4/01/2011                           6,075,949
                  BBB      Ba1       4,155,000   Lenfest Communications, Inc., 10.50% due 6/15/2006            4,937,249
                                                 Liberty Media Corporation:
                  BBB-     Baa3     19,600,000     2.64% due 9/17/2006 (b)                                    19,496,277
                  BBB-     Baa3      1,295,000     7.875% due 7/15/2009                                        1,497,775
                  BBB-     Baa3      4,355,000     5.70% due 5/15/2013                                         4,348,311
                  BBB      Ba1       1,370,000   Manor Care Inc., 6.25% due 5/01/2013                          1,404,250
                  BBB-     Baa3      3,948,000   News America Holdings, 9.25% due 2/01/2013                    5,165,216
                                                 News America Inc.:
                  BBB-     Baa3      1,070,000     6.55% due 3/15/2033                                         1,119,540
                  BBB-     Baa3      1,440,000     6.75% due 1/09/2038                                         1,561,120
                  BBB+     Baa1      2,395,000   PHH Corporation, 6% due 3/01/2008                             2,586,648
                  BBB      Baa3        655,000   SuperValu Inc., 7.50% due 5/15/2012                             746,602
                  BBB      Baa3      2,990,000   Tele-Communications Inc., 9.80% due 2/01/2012                 3,946,223
                  BBB-     Baa3      2,035,000   USA Interactive, 7% due 1/15/2013                             2,295,417
                  BBB-     Baa3      2,890,000   Univision Communication Inc., 7.85% due 7/15/2011             3,429,739
                                                                                                          --------------
                                                                                                              95,592,975

Industrial--      AAA      Aaa       1,995,000   American Airlines, 3.857% due 7/09/2010                       1,994,601
Transportation    BBB+     Baa2      1,260,000   Burlington Northern Santa Fe Corporation, 7.95%
--0.9%                                           due 8/15/2030                                                 1,577,752
                  AAA      Aaa       2,080,000   Continental Airlines, 6.563% due 2/15/2012                    2,250,680
                  BBB      Baa1      4,875,000   Norfolk Southern Corporation, 7.25% due 2/15/2031             5,642,189
                                                 Southwest Airlines Co.:
                  A        Baa1      1,140,000     8% due 3/01/2005                                            1,226,769
                  A        Baa1      2,380,000     7.875% due 9/01/2007                                        2,746,565
                                                 Union Pacific Corporation:
                  BBB      Baa3      1,355,000     7.25% due 11/01/2008                                        1,575,982
                  A        A1          920,000     4.698% due 1/02/2024                                          899,024
                                                                                                          --------------
                                                                                                              17,913,562

Insurance--1.2%   BBB+     Baa2      2,430,000   Berkley (WR) Corporation, 5.125% due 9/30/2010                2,492,181
                  AA-      A2          985,000   Marsh & McLennan Companies Inc., 3.625% due 2/15/2008         1,002,605
                  NR*      NR*         240,000   Massmutual Global Funding, 7% due 7/07/2006                     269,068
                  BBB+     Baa3      5,530,000   NLV Financial Corporation, 7.50% due 8/15/2033 (a)            5,773,226
                  AA-      Aa3       3,795,000   New York Life Insurance, 5.875% due 5/15/2033 (a)             3,796,708
                  A+       A1        1,265,000   Progressive Corporation, 6.25% due 12/01/2032                 1,346,353
                  A-       Baa1      5,365,000   Security Benefit Life, 7.45% due 10/01/2033 (a)               5,352,875
                  A-       A2        2,100,000   Travelers Property Casualty, 6.375% due 3/15/2033             2,232,359
                                                                                                          --------------
                                                                                                              22,265,375

CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Schedule of Investments (continued)                                                                    Core Bond Portfolio
              S&P           Moody's       Face                                                                 Value
              Ratings++++   Ratings++++  Amount  Corporate Bonds & Notes                                 (in U.S. dollars)
Leisure--0.0%     BBB-     Ba1      $  350,000   Hilton Hotels Corporation, 7.625% due 12/01/2012         $      382,375

Metal--           BBB+     Baa2        730,000   Placer Dome Inc., 6.375% due 3/01/2033                          748,435
Other--0.0%

Oil               A-       Baa1      1,330,000   EnCana Corp., 4.75% due 10/15/2013                            1,337,355
Refineries        BBB      Baa2      3,745,000   Enterprise Products Operating LP, 6.875% due 3/01/2033        4,036,661
--0.6%            BBB      Baa3      5,375,000   Ultramar Diamond Shamrock, 6.75% due 10/15/2037               5,916,827
                                                                                                          --------------
                                                                                                              11,290,843

Paper--1.1%       BB+      Ba2       6,275,000   Boise Cascade Corporation, 7.66% due 5/27/2005                6,643,204
                  BBB+     Baa2      3,050,000   Celulosa Arauco y Constitucion SA, 5.125% due
                                                 7/09/2013 (a)                                                 3,004,894
                  BBB      Baa2      5,620,000   Champion International Corp., 6.65% due 12/15/2037            6,438,738
                  A-       Baa2      1,940,000   Inversiones CMPC SA, 4.875% due 6/18/2013 (a)                 1,872,195
                  BBB      Baa3      1,685,000   Norske Skog Industrier ASA, 6.125% due 10/15/2015 (a)         1,733,376
                  BBB-     Baa3      1,840,000   Rock-Tenn Company, 5.625% due 3/15/2013                       1,858,061
                                                                                                          --------------
                                                                                                              21,550,468

Real Estate       BBB      Baa2      2,335,000   Centerpoint Properties, 4.75% due 8/01/2010                   2,386,351
Investment        BBB      Baa3      1,410,000   Developers Divers Realty, 6.625% due 1/15/2008                1,543,692
Trust--1.8%       BBB+     Baa1      4,180,000   Duke Realty Corporation, 5.25% due 1/15/2010                  4,382,400
                  BBB+     Baa1      4,970,000   EOP Operating LP, 7.375% due 11/15/2003                       5,003,249
                  BBB+     Baa2        675,000   Health Care Properties Inc., 7.48% due 4/05/2004                689,741
                                                 Health Care Properties Investors Inc.:
                  BBB+     Baa2      1,585,000     6.50% due 2/15/2006                                         1,705,977
                  BBB+     Baa2      2,855,000     6.45% due 6/25/2012                                         3,084,491
                  BBB-     Ba1       1,575,000   Highwoods Realty LP, 8% due 12/01/2003                        1,591,314
                  BBB-     Baa3      1,913,000   Nationwide Health Properties, 6.59% due 7/07/2038             1,907,556
                  BBB+     NR*       7,465,000   Prologis Trust, 7% due 10/01/2003                             7,465,000
                  BBB      Baa2      1,480,000   Shurgard Storage Centers, 5.875% due 3/15/2013                1,550,516
                  BBB      Baa3      1,865,000   United Dominion Realty Trust, Inc., 6.50% due 6/15/2009       2,071,308
                                                                                                          --------------
                                                                                                              33,381,595

Retail--          BBB+     Baa1        595,000   Limited Brands Inc., 6.125% due 12/01/2012                      648,235
Stores--0.0%

Supranational     A        A2        2,845,000   Corporacion Andina de Fomento, 6.875% due 3/15/2012           3,159,205
--0.2%

Utilities--       BBB      Baa3        486,000   AT&T Broadband Corporation, 8.375% due 3/15/2013                602,093
Communications    BBB      Baa2      1,728,000   AT&T Wireless Services Inc., 8.75% due 3/01/2031              2,137,258
--1.2%            BBB+     Baa2      1,285,000   CenturyTel Inc., 7.875% due 8/15/2012                         1,571,680
                  A+       A3        5,070,000   GTE Corporation, 6.84% due 4/15/2018                          5,749,126
                  BBB      Baa2      2,820,000   Harris Corporation, 6.35% due 2/01/2028                       2,990,173
                                                 Sprint Capital Corporation:
                  BBB-     Baa3        340,000     8.375% due 3/15/2012                                          401,057
                  BBB-     Baa3      2,890,000     6.90% due 5/01/2019                                         2,962,892
                  BBB-     Baa3        360,000     8.75% due 3/15/2032                                           427,764
                  B-       Ba3       2,721,000   US West Communications, 7.20% due 11/01/2004                  2,795,828
                  A+       A2        2,245,000   Verizon New York Inc., 6.875% due 4/01/2012                   2,563,473
                                                                                                          --------------
                                                                                                              22,201,344


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003


Schedule of Investments (continued)                                                                    Core Bond Portfolio
              S&P           Moody's       Face                                                                 Value
              Ratings++++   Ratings++++  Amount  Corporate Bonds & Notes                                 (in U.S. dollars)
Utilities--       NR*      Baa2    $ 3,240,000   AEP Texas Central Company, 6.65% due 2/15/2033 (a)       $    3,393,965
Electric          BBB+     A3        1,485,000   Alabama Power Capital Trust, 5.50% due 10/01/2042 (b)         1,523,432
& Gas--2.8%       A        A2        1,340,000   Australian Gas Light Company, 5.30% due 9/25/2015 (a)         1,373,452
                                                 CenterPoint Energy, Inc. (a):
                  BBB-     Ba1       1,500,000     7.25% due 9/01/2010                                         1,570,431
                  BBB      Ba1       1,535,000     7.875% due 4/01/2013                                        1,724,468
                  BBB      Baa1      2,685,000   Cincinnati Gas & Electric Company, 5.70% due 9/15/2012        2,853,202
                  A-       A2        1,400,000   Consolidated Edison Company of New York Inc., 3.625%
                                                 due 8/01/2008                                                 1,413,859
                                                 Consumers Energy (a):
                  BBB-     Baa3      1,255,000     4.25% due 4/15/2008                                         1,272,035
                  BBB-     Baa3      1,770,000     4% due 5/15/2010                                            1,706,094
                                                 Dominion Resources Inc.:
                  BBB+     Baa1      2,185,000     7.625% due 7/15/2005                                        2,398,195
                  BBB+     Baa1      5,755,000     5.25% due 8/01/2033                                         5,759,587
                  BBB-     Baa3      5,555,000   Entergy Gulf States, Inc., 5.25% due 8/01/2015 (a)            5,387,011
                  A-       A2        4,850,000   FPL Group Capital Inc., 1.44% due 3/30/2005                   4,848,947
                  BBB      Baa2      1,900,000   New York State Electric & Gas, 5.75% due 5/01/2023            1,806,649
                  BBB      Baa3      2,495,000   Nisource Finance Corporation, 5.40% due 7/15/2014             2,532,033
                  BBB      Baa1      2,605,000   PSE&G Power, 6.95% due 6/01/2012                              2,940,735
                  BBB      Baa1      1,990,000   Pepco Holdings Inc., 4% due 5/15/2010                         1,921,313
                  BBB-     Baa3      2,425,000   Public Service Company of New Mexico, 4.40% due
                                                 9/15/2008                                                     2,484,556
                  BBB+     Baa1      2,520,000   Southern Power Company, 6.25% due 7/15/2012                   2,765,501
                  A-       Baa1      2,875,000   Vectren Utility Holdings, 5.25% due 8/01/2013                 2,921,282
                                                                                                          --------------
                                                                                                              52,596,747

Yankee            A-       A2        1,285,000   BSCH Issuances Ltd., 7.625% due 9/14/2010 (1)                 1,569,040
Corporates**      A-       Baa1      6,755,000   British Telecom PLC, 8.125% due 12/15/2010 (4)                8,311,514
--1.6%            A-       A2        2,450,000   Codelco Inc., 6.375% due 11/30/2012 (3) (a)                   2,653,722
                                                 France Telecom (4):
                  BBB      Baa3      5,395,000     9% due 3/01/2011                                            6,590,084
                  BBB      Baa3      1,830,000     9.75% due 3/01/2031                                         2,443,301
                  BBB+     Baa1      2,475,000   Koninklijke (KPN) NV, 8% due 10/01/2010 (3)                   2,991,533
                                                 Pemex Project Funding Master Trust (1):
                  BBB-     Baa1      2,780,000     9.125% due 10/13/2010                                       3,329,050
                  BBB-     Baa1      2,590,000     7.375% due 12/15/2014                                       2,784,250
                                                                                                          --------------
                                                                                                              30,672,494

Yankee                                           Bundesrepublic Deutschland (2):
Sovereigns**      AAA      Aaa       3,330,000     6% due 7/04/2007                                            4,290,828
--1.2%            AAA      Aaa       3,880,000     5.50% due 1/04/2031                                         4,983,451
                  A-       A3        2,260,000   Korea Development Bank, 4.25% due 11/13/2007 (1)              2,318,206
                  A-       Baa1      1,925,000   Republic of Chile, 5.50% due 1/15/2013 (2)                    2,002,000
                                                 United Mexican States (2):
                  BBB-     Baa2      4,645,000     9.875% due 2/01/2010                                        5,922,375
                  BBB-     Baa2      2,305,000     6.375% due 1/16/2013                                        2,431,775
                                                                                                          --------------
                                                                                                              21,948,635

                                                 Total Investments in Corporate Bonds & Notes
                                                 (Cost--$660,859,190)                                        689,122,183


                                      Shares
                                       Held      Preferred Stock--0.0%
                                           500   Home Ownership Funding 2 (a)                                    267,531

                                                 Total Investments in Preferred Stock (Cost--$500,000)           267,531

                                                 Total Long-Term Investments (Cost--$1,947,698,980)        1,993,735,216

CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Schedule of Investments (continued)                                                                    Core Bond Portfolio
                                       Face                                                                  Value
Industry+++                           Amount     Short-Term Investments--13.5%                           (in U.S. dollars)
Commercial                        $ 23,608,000   CDC Corporation, 1.04% due 10/15/2003                    $   23,598,452
Paper***                             5,000,000   Falcon Asset Securitization, 1.06% due 10/01/2003             5,000,000
                                    20,000,000   Jupiter Securitization, 1.05% due 10/14/2003                 19,992,417
                                    30,000,000   NBNZ International Ltd., 1.06% due 10/14/2003                29,988,517
                                    25,000,000   Textron Financial Corporation, 1.15% due 10/10/2003          24,992,812
                                                 UBS AG:
                                    12,500,000     1.035% due 10/02/2003                                      12,499,641
                                    25,000,000     1.05% due 10/06/2003                                       24,996,354
                                    21,000,000   VF Corporation, 1.15% due 10/09/2003                         20,994,633
                                                                                                          --------------
                                                                                                             162,062,826


                                      Shares
                                       Held
                                    92,528,750   Merrill Lynch Premier Institutional Fund (d)(e)              92,528,750

                                                 Total Short-Term Investments (Cost--$254,591,576)           254,591,576

                                     Number of
Options Purchased                    Contracts   Options Purchased--0.0%
Call Options                               326   Eurodollar, expiring December 2003 at USD 97.75,
Purchased--0.0%                                  Broker Greenwich Capital Markets                                330,075

                                                 Total Options Purchased (Premiums Paid--$205,217)               330,075

                                                 Total Investments (Cost--$2,202,495,773)                  2,248,656,867

                                     Number of
Options Written                      Contracts   Options Written--0.0%
Call Options                               326   Eurodollar, expiring December 2003 at USD 98.5,
Written--0.0%                                    Broker Greenwich Capital Markets                               (44,825)

Put Options                                326   Eurodollar, expiring December 2003 at USD 98,
Written--0.0%                                    Broker Greenwich Capital Markets                              (209,863)

                                                 Total Options Written (Premiums Received--$275,183)           (254,688)


                  Total Investments, Net of Options Written (Cost--$2,202,220,590)--119.0%                 2,248,402,179

                  Variation Margin on Financial Futures Contracts (f)--(0.1%)                                  (840,879)

                  Unrealized Depreciation on Forward Foreign Exchange Contracts (h)--0.0%                      (280,805)

                  Unrealized Appreciation on Swaps (i)--0.0%                                                      66,931

                  Liabilities in Excess of Other Assets--(18.9%)                                           (357,566,374)
                                                                                                          --------------
                  Net Assets--100.0%                                                                      $1,889,781,052
                                                                                                          ==============

*Not Rated.

**Corresponding industry groups for foreign securities:
(1) Financial Institution.
(2) Government Entity.
(3) Industrial.
(4) Telecommunications.

***Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

++Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

++++Ratings of issues shown are unaudited.

+++For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b)Floating rate note.



CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003


Schedule of Investments (continued)
Core Bond Portfolio

(c)Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $38,303,000, representing 2.0% of net assets.

                           Acquisition
Issue                          Date         Cost          Value

First Bankcard Master
  Credit Card Trust, Series
  2001-1A, Class C,
  2.27% due 11/15/2006      4/07/2003    $ 5,686,641   $  5,710,980
Wachovia Bank Commercial
  Mortgage Trust, Series
  2003-WHL2, Class A3,
  1.44% due 6/15/2013       6/13/2003     32,592,000     32,592,000
                                         -----------   ------------
Total                                    $38,278,641   $ 38,302,980
                                         ===========   ============


(d) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                                          Interest/
                                             Net           Dividend
Affiliate                                  Activity         Income

Merrill Lynch Liquidity Series,
   LLC Money Market Series                        --        $37,840
Merrill Lynch Premier
Institutional Fund                        92,528,750        $32,870

(e) Security was purchased with the cash proceeds from securities loans.

(f) Financial futures contracts purchased as of September 30, 2003 were as follows:


Number of                      Expiration       Face       Unrealized
Contracts         Issue          Date          Value         Losses

  328         Eurodollar    December 2004   $326,361,476   $ (9,676)
                                                           ---------
Total Unrealized Losses--Net                               $ (9,676)
                                                           =========


Financial futures contracts sold as of September 30, 2003 were as follows:


Number of                    Expiration      Face          Unrealized
Contracts        Issue         Date          Value           Losses

  875         Ten-Year
            U.S. Treasury      December
             Note Futures        2003     $96,527,194   $ (3,769,681)
                                                        -------------
Total Unrealized Losses--Net                            $ (3,769,681)
                                                        =============

(g) All or a portion of security held as collateral in connection with open financial futures contracts.

(h) Forward foreign exchange contracts as of September 30, 2003 were as follows:

Foreign Currency             Expiration                  Unrealized
Sold                            Date                    Depreciation

Euro 8,000,000                December 2003             $   (280,805)
                                                        -------------
Total Unrealized Depreciation on Forward
Foreign Exchange Contracts--Net
(US$ Commitment--$9,015,600)                            $   (280,805)
                                                        =============

(i) Swap contracts entered into as of September 30, 2003 were as follows:

                                                             Unrealized
                                             Notional       Appreciation
                                              Amount       (Depreciation)

Receive a variable rate return equal
to Lehman Brothers High Yield Index
Total Return and pay floating rate
based on 1-month USD LIBOR,
plus .15%

Broker, Credit Suisse
First Boston International
Expires March 2004                          $17,300,000              --

Sold credit default protection
on Sprint Capital Corp. and
receive 1.50%

Broker, Morgan Stanley
Capital Services Inc.
Expires September 2008                      $ 5,490,000       $  83,695

Sold credit default protection on
Comcast Cable Communications
and receive 1.15%

Broker, Morgan Stanley
Capital Services Inc.
Expires September 2008                      $ 5,490,000          92,007

Receive a variable rate return
equal to JP Morgan U.S. Agency
Mortgage Index Total Return
and pay floating rate based on
1-month USD LIBOR, minus .22%

Broker, JP Morgan Chase Bank
Expires January 2004                        $17,250,000              --

TRAC-X HYDIS 100 Index
and receive 4.50%

Broker, JP Morgan Chase Bank
Expires June 2008                           $18,810,000       (141,075)

TRAC-X HYDIS 100 Index
and receive 4.50%

Broker, Morgan Stanley
Capital Services Inc.
Expires June 2008                           $ 3,450,000         144,469

TRAC-X HYDIS 100 Index
and receive 4.50%

Broker, Bear Stearns
Credit Products Inc.
Expires June 2008                           $ 3,450,000         146,625

Receive a variable rate return
equal to JP Morgan U.S. Agency
Mortgage Index Total Return
and pay floating rate based on
1-month USD LIBOR, minus .25%

Broker, JP Morgan Chase Bank
Expires January 2004                        $16,150,000              --




CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003


Schedule of Investments (concluded)
Core Bond Portfolio


                                                             Unrealized
                                             Notional       Appreciation
                                              Amount       (Depreciation)

Receive a variable rate return equal
to CMBS Investment Grade Index
Total Return and pay floating rate
based on 1-month USD LIBOR,
minus .40%

Broker, Deutsche Bank AG,
London
Expires October 2003                        $54,800,000              --

Receive a variable rate return equal
to JP Morgan U.S. Agency Mortgage
Index Total Return and pay floating
rate based on 1-month USD LIBOR,
minus .30%

Broker, JP Morgan Chase Bank
Expires April 2004                          $18,100,000              --

Receive a variable rate return equal
to Lehman Brothers U.S. High Yield
Index and pay floating rate based
on 1-month USD LIBOR, plus .10%

Broker, Lehman Brothers
Special Finance
Expires December 2003                       $ 3,800,000              --

Receive a variable rate return equal
to JP Morgan U.S. Agency Mortgage
Index Total Return and pay floating
rate based on 1-month USD LIBOR,
minus .30%

Broker, JP Morgan Chase Bank
Expires November 2003                       $19,750,000              --

Receive a variable rate return equal
to U.S. Treasury Index Total Return
and pay floating rate based on
1-month USD LIBOR, minus .20%

Broker, Lehman Brothers Special
Finance
Expires December 2003                       $86,100,000              --

Receive a variable rate return equal
to CMBS AAA Index Total Return
and pay floating rate based on
4-month USD LIBOR, minus .60%

Broker, Lehman Brothers Special
Finance
Expires January 2004                        $27,800,000              --



                                                             Unrealized
                                             Notional       Appreciation
                                              Amount       (Depreciation)

Receive a variable rate return equal
to Lehman Brothers U.S. High Yield
Index Total Return and pay floating
rate based on 1-month USD LIBOR,
plus .10%

Broker, Credit Suisse First Boston
International
Expires December 2003                       $ 5,750,000              --

Bought credit default protection on
Tyson Foods Inc. and pay 1.36%

Broker, Morgan Stanley Capital
Services Inc.
Expires September 2008                      $ 5,490,000   $   (147,626)

Bought credit default protection on
Weyerhaeuser Co. and pay .73%

Broker, Morgan Stanley Capital
Services Inc.
Expires September 2008                      $ 5,490,000        (33,906)

Receive a variable rate return equal
to JP Morgan U.S. Agency Mortgage
Index Total Return and pay floating
rate based on 1-month USD LIBOR,
minus .25%

Broker, JP Morgan Chase Bank
Expires January 2004                        $58,000,000              --

Receive a variable rate based on
3-month USD LIBOR, plus .50%
which is capped at a fixed coupon
of 8% and callable quarterly
beginning March 29, 2004 and pay
floating rate based on 3-month
USD LIBOR

Broker, JP Morgan Chase Bank
Expires September 2009                      $59,000,000        (77,258)
                                                          -------------
Total                                                     $      66,931
                                                          =============

See Notes to Financial Statements.



CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Schedule of Investments                                                                        Intermediate Term Portfolio
            S&P           Moody's       Face                                                                   Value
            Ratings++++   Ratings++++  Amount    Asset-Backed Securities++--14.0%                        (in U.S. dollars)
                  AAA      Aaa      $3,210,297   Advanta Mortgage Loan Trust, Series 1999-3, Class A
                                                 4, 7.75% due 10/25/2026                                  $    3,431,319
                                                 CIT Equipment Collateral:
                  AAA      Aaa         177,882      Series 2002-VT1, Class A2, 2.90% due 6/21/2004               178,065
                  AAA      Aaa       4,000,000      Series 2003-VT1, Class A3A, 1.25% due 4/20/2007            4,004,972
                  AAA      Aaa       4,750,000   CIT Group Home Equity Loan Trust, Series 2003-1,
                                                 Class A2, 2.35% due 4/20/2027                                 4,777,597
                                                 California Infrastructure PG&E, Series 1997-1:
                  AAA      Aaa       1,100,000      Class A6, 6.38% due 9/25/2008                              1,181,962
                  AAA      Aaa       1,546,279      Class A7, 6.42% due 9/25/2008                              1,659,085
                                                 Capital Auto Receivables Asset Trust, Series 2003-2:
                  AAA      Aaa       4,050,000      Class A3B, 1.16% due 2/15/2007                             4,049,333
                  A+       Aa3       1,350,000      Class B1, 1.40% due 1/15/2009                              1,349,595
                  AAA      Aaa       3,200,000   Capital One Auto Finance Trust, Series 2003-A,
                                                 Class A3B, 1.28% due 10/15/2007                               3,207,183
                  AAA      Aaa       5,253,026   Centex Home Equity, Series 2003-B, Class AV, 1.40%
                                                 due 6/25/2033                                                 5,251,257
                                                 Chase Credit Card Master Trust, Class C:
                  BBB      Baa2      2,850,000      Series 2000-3, 1.82% due 1/15/2008                         2,855,811
                  BBB      Baa2      5,200,000      Series 2003-1, 2.22% due 4/15/2008 (b)                     5,237,943
                  AAA      NR*       4,200,000   CountryWide Asset-Backed Certificates, Series 2003-BC3,
                                                 Class A2, 1.43% due 9/25/2033                                 4,193,960
                  AAA      Aaa         305,035   EQCC Home Equity Loan Trust, Series 1999-1, Class A3F,
                                                 5.915% due 11/20/2024                                           305,434
                  BBB      Baa2      1,700,000   First Bankcard Master Credit Card Trust, Series 2001-1A,
                                                 Class C, 2.27% due 11/15/2006 (c)                             1,703,275
                                                 Household Automotive Trust:
                  AAA      Aaa         871,621      Series 2002-1, Class A2, 2.75% due 5/17/2005                 873,413
                  AAA      Aaa       2,300,000      Series 2002-3, Class A3A, 2.75% due 6/18/2007              2,338,498
                  AAA      Aaa       1,886,074   Household Home Equity Loan Trust, Series 2002-2, Class A,
                                                 1.42% due 4/20/2032 (b)                                       1,885,602
                  A+       A2        1,515,955   MBNA Master Credit Card Trust, Series 1999-F, Class B,
                                                 1.52% due 1/16/2007 (b)                                       1,516,713
                                                 Option One Mortgage Loan Trust:
                  AAA      Aaa       2,179,599      Series 2002-4, Class A, 1.38% due 7/25/2032 (b)            2,175,477
                  AAA      Aaa       5,335,787      Series 2003-4, Class A2, 1.43% due 7/25/2033               5,329,979
                                                 Residential Asset Securities Corporation:
                  AAA      Aaa       3,800,000      Series 2002-KS8, Class A2, 3.04% due 6/25/2023             3,847,071
                  AAA      Aaa       5,935,658      Series 2003-KS5, Class AIIB, 1.41% due 7/25/2033           5,921,103
                  AAA      Aaa       6,312,363   Saxon Asset Securities Trust, Series 2002-3, Class AV,
                                                 1.52% due 12/25/2032                                          6,319,770
                  A        A2        3,025,000   Superior Wholesale Inventory Financing Trust, Series
                                                 2001, Class A7, 1.52% due 6/15/2006 (b)                       3,017,922

                                                 Total Asset-Backed Securities (Cost--$76,366,671)            76,612,339


                                                 Government & Agency Obligations--15.1%
                                                 Fannie Mae:
                  AAA      Aaa       3,390,000      6.375% due 6/15/2009                                       3,903,853
                  AAA      Aaa       2,360,000      6% due 5/15/2011                                           2,666,651
                  AAA      Aaa       3,900,000      7.125% due 1/15/2030                                       4,789,485
                                                 Federal Home Loan Bank:
                  AAA      Aaa       4,900,000      1.53% due 12/05/2005                                       4,898,545
                  AAA      Aaa       6,050,000      1.46% due 12/12/2005                                       6,046,872
                  AAA      Aaa       4,430,000   Freddie Mac, 6.625% due 9/15/2009                             5,158,669
                                                 U.S. Treasury Bonds & Notes:
                  AAA      Aaa         485,000      1.875% due 9/30/2004                                         488,884
                  AAA      Aaa      20,140,000      7% due 7/15/2006 (g)                                      22,943,871
                  AAA      Aaa         480,000      3% due 2/15/2008                                             488,288
                  AAA      Aaa       2,000,000      3.125% due 9/15/2008                                       2,027,812
                  AAA      Aaa       2,740,000      4.75% due 11/15/2008                                       2,984,567
                  AAA      Aaa       1,650,000      6.50% due 2/15/2010                                        1,958,022


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Schedule of Investments (continued)                                                            Intermediate Term Portfolio
            S&P           Moody's       Face                                                                   Value
            Ratings++++   Ratings++++  Amount    Government & Agency Obligations                         (in U.S. dollars)
                                                 U.S. Treasury Bonds & Notes (concluded):
                  AAA      Aaa      $2,360,000      5% due 2/15/2011                                      $    2,587,886
                  AAA      Aaa         755,000      3.875% due 2/15/2013                                         754,646
                  AAA      Aaa       1,655,000      4.25% due 8/15/2013                                        1,696,569
                  AAA      Aaa       2,690,000      7.50% due 11/15/2016 (g)                                   3,511,502
                  AAA      Aaa       1,640,000      8.125% due 8/15/2019                                       2,272,938
                  AAA      Aaa       5,710,000      7.25% due 8/15/2022                                        7,395,563
                  AAA      Aaa       1,180,000      6.25% due 8/15/2023                                        1,379,447
                  AAA      Aaa       1,180,000      6.625% due 2/15/2027                                       1,448,358
                  AAA      Aaa       2,960,000      5.375% due 2/15/2031                                       3,176,450

                                                 Total Government & Agency Obligations
                                                 (Cost--$80,301,882)                                          82,578,878

                                                 Government Agency Mortgage-Backed Securities++--26.4%
                                                 Fannie Mae:
                  AAA      Aaa       4,664,294      5% due 1/01/2018 - 7/01/2018                               4,779,717
                  AAA      Aaa       3,202,267      6% due 5/01/2016 - 2/01/2017                               3,342,642
                  AAA      Aaa       2,275,541      6% due 6/01/2033                                           2,348,430
                  AAA      Aaa      12,447,536      6.50% due 6/01/2031 - 11/01/2032                          12,975,505
                  AAA      Aaa       6,456,748      7% due 2/01/2031 - 4/01/2032                               6,833,705
                  AAA      Aaa       8,155,141      7.50% due 11/01/2027 - 5/01/2033                           8,703,536
                  AAA      Aaa         192,987      8% due 9/01/2030                                             208,475
                                                 Freddie Mac:
                  AAA      Aaa       5,327,777      4.50% due 4/01/2018 - 9/01/2018                            5,377,516
                  AAA      Aaa       5,521,620      5% due 10/15/2018                                          5,652,759
                  AAA      Aaa       3,650,000      5% due 10/15/2033                                          3,648,861
                  AAA      Aaa       2,372,554      5.50% due 7/01/2016                                        2,455,455
                  AAA      Aaa      33,050,000      5.50% due 10/15/2033 - 11/15/2033                         33,680,061
                  AAA      Aaa       5,065,791      6% due 5/01/2016 - 11/15/2018                              5,266,953
                  AAA      Aaa      28,060,000      6% due 10/15/2033 - 11/15/2033                            28,979,642
                  AAA      Aaa       2,347,965      6.50% due 5/01/2016 - 6/01/2016                            2,470,316
                  AAA      Aaa       6,000,000      6.50% due 11/15/2033                                       6,253,128
                  AAA      Aaa       2,716,648      7% due 10/01/2031 - 4/01/2032                              2,868,818
                                                 Government National Mortgage Association:
                  AAA      Aaa       3,600,000      5% due 12/15/2018                                          3,693,377
                  AAA      Aaa       4,081,587      6.50% due 4/15/2032                                        4,287,840

                                                 Total Government Agency Mortgage-Backed Securities
                                                 (Cost--$141,967,223)                                        143,826,736



                                                 Non-Government Agency Mortgage-Backed Securities++--8.7%
Collateralized    AAA      Aaa       3,250,000   Collateralized Mortgage Pass-Through Certificates,
Mortgage                                         Series 2003-FL8, Class A2, 1.32% due 7/15/2015 (a)(b)         3,250,000
Obligations--4.7% AAA      NR*       2,539,993   Deutsche Mortgage Securities, Inc., Series 2003-1,
                                                 Class 1A1, 4.50% due 4/25/2033                                2,561,804
                  AAA      Aaa       6,400,000   Granite Mortgages PLC, Series 2003-2, Class 1A2, 1.27%
                                                 due 7/20/2020                                                 6,400,000
                  AAA      Aaa       5,600,000   RMAC, Series 2003-NS2A, Class A2C, 1.42% due 9/12/2035        5,607,000
                  AAA      Aaa       1,960,998   Structured Asset Securities Corporation, Series 2002-9,
                                                 Class A2, 1.41% due 10/25/2027 (b)                            1,958,499
                                                 Washington Mutual Inc.:
                  AAA      Aaa       3,382,782      Series 2002-AR4, Class A7, 5.535% due 4/26/2032            3,457,436
                  AAA      Aaa         282,443      Series 2002-S2, Class 1A2, 6.50% due 3/25/2032               285,612
                  AAA      Aaa       2,165,733      Series 2003-AR1, Class A2, 2.92% due 3/25/2033             2,167,774
                                                                                                          --------------
                                                                                                              25,688,125

CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Schedule of Investments (continued)                                                            Intermediate Term Portfolio
            S&P           Moody's       Face                                                                   Value
            Ratings++++   Ratings++++  Amount    Non-Government Agency Mortgage-Backed Securities++      (in U.S. dollars)
Commercial                                       Greenwich Capital Commercial Funding Corporation:
Mortgage-Backed   AAA      Aaa      $3,750,000      Series 2002-C1, Class A4, 4.948% due 1/11/2035        $    3,859,722
Securities--4.0%  AAA      Aaa       5,370,478      Series 2003-FL1, Class A, 1.44% due 7/05/2018 (b)          5,368,922
                  AAA      Aaa       3,100,000   LB-UBS Commercial Mortgage Trust, Series 2002-C1,
                                                 Class A3, 6.226% due 3/15/2026                                3,464,359
                  AAA      NR*       2,500,000   Nationslink Funding Corporation, Series 1999-2,
                                                 Class A3, 7.181% due 6/20/2031                                2,780,107
                  AAA      Aaa       6,000,000   Wachovia Bank Commercial Mortgage Trust, Series 2003-
                                                 WHL2, Class A3, 1.44% due 6/15/2013 (b)(c)                    6,000,000
                                                                                                          --------------
                                                                                                              21,473,110

                                                 Total Non-Government Agency Mortgage-Backed Securities
                                                 (Cost--$46,377,142)                                          47,161,235


Industry+++                                      Corporate Bonds & Notes--36.8%
Building          BBB+     Baa1        605,000   Hanson Australia Funding, 5.25% due 3/15/2013                   614,441
Products--0.1%

Cable--U.S.       BB-      Ba3       1,140,000   Echostar DBS Corporation, 5.75% due 10/01/2008 (a)            1,141,425
--0.4%            BBB-     Ba2       1,070,000   Rogers Cable Inc., 6.25% due 6/15/2013                        1,068,662
                                                                                                          --------------
                                                                                                               2,210,087

Canadian          BB+      Ba1         150,000   Abitibi Consolidated Inc., 8.55% due 8/01/2010 (3)              163,784
Corporates**      BBB+     Baa2        575,000   Potash Corporation of Saskatchewan, 4.875%
--0.1%                                           due 3/01/2013 (3)                                               572,189
                                                                                                          --------------
                                                                                                                 735,973

Chemicals--0.1%   BBB-     Ba1         295,000   Methanex Corporation, 8.75% due 8/15/2012                       317,125

Commercial                                       Waste Management Inc.:
Services          BBB      Baa3        560,000      7.375% due 8/01/2010                                         654,620
& Supplies--0.2%  BBB      Baa3        585,000      6.375% due 11/15/2012                                        646,888
                                                                                                          --------------
                                                                                                               1,301,508

Containers--0.2%                                 Sealed Air Corporation:
                  BBB      Baa3        580,000      5.375% due 4/15/2008                                         604,939
                  BBB      Baa3        450,000      6.95% due 5/15/2009 (a)                                      503,009
                                                                                                          --------------
                                                                                                               1,107,948

Diversified--0.1% A-       Baa3        570,000   Brascan Corporation, 5.75% due 3/01/2010                        603,742

Finance--0.9%                                    Household Finance Corporation:
                  A        A1          715,000      4.625% due 1/15/2008                                         751,636
                  A        A1          515,000      5.875% due 2/01/2009                                         564,719
                  A        A1        1,385,000      6.75% due 5/15/2011                                        1,579,602
                  BBB-     Ba1         545,000   IOS Capital LLC, 7.25% due 6/30/2008                            528,650
                  AA       Aa3         330,000   Texaco Capital Inc., 8.625% due 6/30/2010                       422,591
                  A-       A3          810,000   Textron Financial Corporation, 2.75% due 6/01/2006              810,738
                                                                                                          --------------
                                                                                                               4,657,936

Finance--         A-       A2          560,000   BB&T Corporation, 4.75% due 10/01/2012                          566,117
Banks--3.4%       A-       A1          700,000   Banc One Corp., 8% due 4/29/2027                                886,276
                  A+       Aa2         435,000   Bank of America Corporation, 4.875% due 1/15/2013               442,821
                  A+       Aa2       1,370,000   BankAmerica Corp., 5.875% due 2/15/2009                       1,524,822
                  BBB-     Baa2        820,000   Capital One Bank, 4.875% due 5/15/2008                          849,376
                                                 Citigroup Inc.:
                  A+       Aa2       1,600,000      7.25% due 10/01/2010                                       1,895,166
                  A+       Aa2       1,050,000      4.875% due 5/07/2015                                       1,044,162
                  A+       Aa2         925,000      6.625% due 6/15/2032                                       1,021,255
                  BB+      Baa3        560,000   Firstbank Puerto Rico, 7.625% due 12/20/2005                    585,990
                                                 FleetBoston Financial Corporation:
                  A        A1          120,000      3.85% due 2/15/2008                                          123,120
                  A-       A2          320,000      6.375% due 5/15/2008                                         360,290


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Schedule of Investments (continued)                                                            Intermediate Term Portfolio
            S&P           Moody's       Face                                                                   Value
            Ratings++++   Ratings++++  Amount    Corporate Bonds & Notes                                 (in U.S. dollars)
Finance--         BB+      NR*      $  335,000   Hudson United Bancorp Inc., 8.20% due 9/15/2006          $      373,953
Banks             BBB+     A3        1,445,000   PNC Funding Corp., 6.125% due 2/15/2009                       1,630,928
(concluded)       BB+      Ba1       1,635,000   Provident Bank, 6.375% due 1/15/2004                          1,661,569
                  A+       Aa3         575,000   Suntrust Bank, 5.45% due 12/01/2017                             613,329
                  A-       A3          245,000   Synovus Financial, 4.875% due 2/15/2013                         246,176
                  A+       Aa3       1,475,000   U.S. Bancorp, 1.29% due 9/16/2005 (b)                         1,475,897
                                                 Washington Mutual Inc.:
                  BBB+     A3          800,000      7.50% due 8/15/2006                                          908,291
                  BBB+     A3          890,000      4.375% due 1/15/2008                                         922,989
                  A+       Aa1         950,000   Wells Fargo & Co., 5.125% due 2/15/2007                       1,020,313
                  A+       Aa1         135,000   Wells Fargo Bank, 6.45% due 2/01/2011                           153,891
                                                                                                          --------------
                                                                                                              18,306,731

Finance--         A+       A1          785,000   American Honda Finance, 1.42% due 10/03/2005 (a)(b)             787,930
Other--6.4%       A        A2        2,030,000   Bear Stearns Company Inc., 5.70% due 11/15/2014               2,165,080
                  BBB      Baa2        770,000   Certegy Inc., 4.75% due 9/15/2008 (a)                           801,076
                  A        A3        1,105,000   Countrywide Home Loan, 5.625% due 7/15/2009                   1,200,581
                                                 Deutsche Telekom International Finance:
                  BBB+     Baa3        740,000      5.25% due 7/22/2013                                          747,853
                  BBB+     Baa3        730,000      8.75% due 6/15/2030                                          926,007
                                                 Ford Motor Credit Company:
                  BBB      A3          560,000      6.50% due 1/25/2007                                          591,812
                  BBB      A3          330,000      7.20% due 6/15/2007                                          355,668
                  BBB      A3        3,400,000      7% due 10/01/2013                                          3,421,590
                                                 General Motors Acceptance Corp.:
                  BBB      A3        8,250,000      3.03% due 5/19/2005                                        8,351,500
                  BBB      A3        1,354,000      8% due 11/01/2031                                          1,390,802
                  A+       A1          225,000   Golden West Financial Corporation, 4.75% due 10/01/2012         229,786
                                                 Goldman Sachs Group, Inc.:
                  A+       Aa3       4,340,000      6.875% due 1/15/2011                                       4,990,327
                  A+       Aa3         340,000      5.25% due 4/01/2013                                          351,288
                  NR*      A1          570,000   International Lease Finance Corporation, 2.95% due
                                                 5/23/2006                                                       576,558
                  A        A2        1,410,000   Lehman Brothers Holdings, Inc., 3.50% due 8/07/2008           1,412,838
                  BBB      Baa2        510,000   MBNA America Bank NA, 7.125% due 11/15/2012                     584,964
                                                 MBNA Corporation:
                  BBB      Baa2        945,000      6.25% due 1/17/2007                                        1,038,247
                  BBB      Baa2        200,000      5.625% due 11/30/2007                                        217,313
                  A        A2          500,000   Mellon Funding Corporation, 5% due 12/01/2014                   510,839
                  A+       Aa3         780,000   Morgan Stanley Dean Witter, 6.75% due 4/15/2011                 891,163
                  AA       Aa3         760,000   Principal Life Global, 6.25% due 2/15/2012 (a)                  844,118
                  A-       A2           80,000   Regions Financial Corporation, 6.375% due 5/15/2012              89,822
                  BBB-     Baa1        675,000   UFJ Finance Aruba A.E.C., 6.75% due 7/15/2013                   707,171
                                                 Verizon Global Funding Corporation:
                  A+       A2        1,260,000      6.875% due 6/15/2012                                       1,437,308
                  A+       A2          215,000      7.375% due 9/01/2012                                         253,548
                                                                                                          --------------
                                                                                                              34,875,189

Food              A+       A1          265,000   Archer-Daniels-Midland, 5.935% due 10/01/2032                   271,877
Distribution--
0.1%

Gaming--0.4%      BB+      Ba1       2,270,000   MGM Mirage Inc., 6% due 10/01/2009                            2,281,350


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Schedule of Investments (continued)                                                            Intermediate Term Portfolio
            S&P           Moody's       Face                                                                   Value
            Ratings++++   Ratings++++  Amount    Corporate Bonds & Notes                                 (in U.S. dollars)
Industrial--      BBB-     Ba1      $1,300,000   American Greetings, 6.10% due 8/01/2028                  $    1,316,250
Consumer Goods--  A        A2        1,690,000   Brown-Forman Corporation, 3% due 3/15/2008                    1,671,226
1.1%              BBB      Baa2      1,070,000   Cadbury Schweppes US Finance LLC, 5.125% due
                                                 10/01/2013 (a)                                                1,085,455
                  A        A3          700,000   Coca-Cola HBC Finance BV, 5.125% due 9/17/2013 (a)              720,056
                  BBB+     Baa1      1,245,000   Miller Brewing Company, 5.50% due 8/15/2013 (a)               1,300,823
                                                                                                          --------------
                                                                                                               6,093,810

Industrial--      BBB+     Baa1        945,000   AGL Capital Corporation, 4.45% due 4/15/2013                    916,796
Energy--1.5%                                     Anadarko Finance Company:
                  BBB+     Baa1        285,000      6.75% due 5/01/2011                                          329,366
                  BBB+     Baa1        250,000      7.50% due 5/01/2031                                          302,180
                  A        A2          800,000   Colonial Pipeline, 7.63% due 4/15/2032 (a)                    1,004,272
                  A-       A3          430,000   Duke Energy Corporation, 4.50% due 4/01/2010                    439,947
                  A-       A3          889,007   Kern River Funding Corporation, 4.893% due 4/30/2018 (a)        893,310
                                                 Kinder Morgan Energy:
                  BBB+     Baa1        510,000      5.35% due 8/15/2007                                          549,732
                  BBB+     Baa1        815,000      6.75% due 3/15/2011                                          935,547
                  BBB-     Baa3        645,000   MidAmerican Energy Holdings, 5.875% due 10/01/2012              682,113
                  NR*      A1          440,000   Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)                 453,032
                  BBB      Baa2        510,000   TGT Pipeline LLC, 5.20% due 6/01/2018 (a)                       495,196
                  BBB+     Baa1        965,000   Texas Gas Transmission, 4.60% due 6/01/2015 (a)                 931,966
                                                                                                          --------------
                                                                                                               7,933,457

Industrial--      A-       A2          775,000   Alcoa Inc., 1.426% due 12/06/2004 (b)                           776,924
Manufacturing     BBB-     Baa3      1,175,000   Cia Brasileira de Bebida, 8.75% due 9/15/2013 (a)             1,186,750
--4.1%                                           Daimler-Chrysler NA Holdings:
                  BBB+     A3        3,350,000      6.90% due 9/01/2004                                        3,496,412
                  BBB+     A3        5,000,000      1.94% due 9/26/2005 (b)                                    4,999,915
                  BBB+     A3          900,000      6.40% due 5/15/2006                                          976,149
                  BBB+     A3        1,110,000      7.75% due 1/18/2011                                        1,268,824
                  BBB-     Baa3        155,000   Domtar Inc., 7.875% due 10/15/2011                              184,748
                  A        A2          205,000   Emerson Electric Company, 6% due 8/15/2032                      215,441
                  AAA      Aaa       2,300,000   General Electric Company, 5% due 2/01/2013                    2,357,781
                  BBB      Baa1        895,000   General Motors Corporation, 7.20% due 1/15/2011                 943,095
                  BBB-     Baa3        700,000   Inco Limited, 7.75% due 5/15/2012                               828,525
                  BB+      Baa3        685,000   Jabil Circuit Inc., 5.875% due 7/15/2010                        711,444
                  BBB      Baa2        530,000   Martin Marietta Corp., 7.375% due 4/15/2013                     622,446
                                                 Raytheon Company:
                  BBB-     Baa3      2,425,000      8.30% due 3/01/2010                                        2,967,742
                  BBB-     Baa3        660,000      6.75% due 3/15/2018                                          740,908
                                                                                                          --------------
                                                                                                              22,277,104

Industrial--      BBB+     Baa1      4,513,000   AOL Time Warner Inc., 6.875% due 5/01/2012                    5,063,712
Services--5.5%                                   Aramark Services Inc.:
                  BBB-     Baa3        825,000      6.75% due 8/01/2004                                          856,209
                  BBB-     Baa3        690,000      6.375% due 2/15/2008                                         750,125
                                                 Cendant Corporation:
                  BBB      Baa1        785,000      6.875% due 8/15/2006                                         870,067
                  BBB      Baa1        700,000      6.25% due 1/15/2008                                          768,839
                  BB+      Ba2       1,570,000   Circus Circus Enterprises, Inc., 6.70% due 11/15/2096         1,575,887
                  BBB-     NR*         570,000   Clear Channel Communications, 7.875% due 6/15/2005              625,934
                                                 Comcast Corporation:
                  BBB      Baa3        865,000      5.85% due 1/15/2010                                          935,404
                  BBB      Baa3        620,000      7.05% due 3/15/2033                                          679,503
                  BBB-     Ba1         940,000   HCA Inc., 6.30% due 10/01/2012                                  958,071
                  BBB      Baa3      1,570,000   Kroger Company, 6.80% due 4/01/2011                           1,794,777
                  BBB      Ba1       1,250,000   Lenfest Communications, Inc., 10.50% due 6/15/2006            1,485,334


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Schedule of Investments (continued)                                                            Intermediate Term Portfolio
            S&P           Moody's       Face                                                                   Value
            Ratings++++   Ratings++++  Amount    Corporate Bonds & Notes                                 (in U.S. dollars)
Industrial--                                     Liberty Media Corporation:
Services          BBB-     Baa3      5,650,000      2.64% due 9/17/2006 (b)                               $    5,620,100
(concluded)       BBB-     Baa3        370,000      7.875% due 7/15/2009                                         427,936
                  BBB-     Baa3      1,280,000      5.70% due 5/15/2013                                        1,278,034
                  BBB      Ba1         400,000   Manor Care Inc., 6.25% due 5/01/2013                            410,000
                  BBB-     Baa3      1,160,000   News America Holdings, 9.25% due 2/01/2013                    1,517,642
                                                 News America Inc.:
                  BBB-     Baa3        325,000      6.55% due 3/15/2033                                          340,047
                  BBB-     Baa3        435,000      6.75% due 1/09/2038                                          471,588
                  BBB+     Baa1        725,000   PHH Corporation, 6% due 3/01/2008                               783,015
                  BBB      Baa3        200,000   SuperValu Inc., 7.50% due 5/15/2012                             227,970
                  BBB      Baa3        785,000   Tele-Communications Inc., 9.80% due 2/01/2012                 1,036,049
                  BBB-     Baa3        585,000   USA Interactive, 7% due 1/15/2013                               659,862
                  BBB-     Baa3        865,000   Univision Communication Inc., 7.85% due 7/15/2011             1,026,548
                                                                                                          --------------
                                                                                                              30,162,653

Industrial--      AAA      Aaa         590,000   American Airlines, 3.857% due 7/09/2010                         589,882
Transportation    BBB+     Baa2        375,000   Burlington Northern Santa Fe Corporation, 7.95%
--0.9%                                           due 8/15/2030                                                   469,569
                  AAA      Aaa         475,000   Continental Airlines, 6.563% due 2/15/2012                      513,977
                  BBB      Baa1      1,455,000   Norfolk Southern Corporation, 7.25% due 2/15/2031             1,683,976
                                                 Southwest Airlines Co.:
                  A        Baa1        110,000      8% due 3/01/2005                                             118,372
                  A        Baa1        630,000      7.875% due 9/01/2007                                         727,032
                                                 Union Pacific Corporation:
                  BBB      Baa3        400,000      7.25% due 11/01/2008                                         465,234
                  A        A1          275,000      4.698% due 1/02/2024                                         268,730
                                                                                                          --------------
                                                                                                               4,836,772

Insurance--1.2%   BBB+     Baa2        705,000   Berkley (WR) Corporation, 5.125% due 9/30/2010                  723,040
                  AA-      A2          300,000   Marsh & McLennan Companies Inc., 3.625% due 2/15/2008           305,362
                  BBB+     Baa3      1,640,000   NLV Financial Corporation, 7.50% due 8/15/2033 (a)            1,712,132
                  AA-      Aa3       1,125,000   New York Life Insurance, 5.875% due 5/15/2033 (a)             1,125,506
                  A+       A1          370,000   Progressive Corporation, 6.25% due 12/01/2032                   393,795
                  A-       Baa1      1,570,000   Security Benefit Life, 7.45% due 10/01/2033 (a)               1,566,452
                  A-       A2          640,000   Travelers Property Casualty, 6.375% due 3/15/2033               680,338
                                                                                                          --------------
                                                                                                               6,506,625

Metal--Other%     BBB+     Baa2        250,000   Placer Dome Inc., 6.375% due 3/01/2033                          256,313
--0.0

Oil               A-       Baa1        390,000   EnCana Corp., 4.75% due 10/15/2013                              392,157
Refineries        BBB      Baa2      1,115,000   Enterprise Products Operating LP, 6.875% due
--0.6%                                           3/01/2033                                                     1,201,836
                  BBB      Baa3      1,665,000   Ultramar Diamond Shamrock, 6.75% due 10/15/2037               1,832,840
                                                                                                          --------------
                                                                                                               3,426,833

Paper--1.2%       BB+      Ba2       1,855,000   Boise Cascade Corporation, 7.66% due 5/27/2005                1,963,848
                  BBB+     Baa2      1,020,000   Celulosa Arauco y Constitucion SA, 5.125% due
                                                 7/09/2013 (a)                                                 1,004,915
                  BBB      Baa2      1,740,000   Champion International Corp., 6.65% due 12/15/2037            1,993,488
                  A-       Baa2        545,000   Inversiones CMPC SA, 4.875% due 6/18/2013 (a)                   525,952
                  BBB      Baa3        495,000   Norske Skog Industrier ASA, 6.125% due 10/15/2015 (a)           509,211
                  BBB-     Baa3        550,000   Rock-Tenn Company, 5.625% due 3/15/2013                         555,399
                                                                                                          --------------
                                                                                                               6,552,813

CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Schedule of Investments (continued)                                                            Intermediate Term Portfolio
            S&P           Moody's       Face                                                                   Value
            Ratings++++   Ratings++++  Amount    Corporate Bonds & Notes                                (in U.S. dollars)
Real Estate       BBB      Baa2     $  695,000   Centerpoint Properties, 4.75% due 8/01/2010              $      710,284
Investment        BBB      Baa3        410,000   Developers Divers Realty, 6.625% due 1/15/2008                  448,875
Trust--1.8%       BBB+     Baa1      1,260,000   Duke Realty Corporation, 5.25% due 1/15/2010                  1,321,010
                  BBB+     Baa1      1,320,000   EOP Operating LP, 7.375% due 11/15/2003                       1,328,831
                  BBB+     Baa2        195,000   Health Care Properties Inc., 7.48% due 4/05/2004                199,258
                                                 Health Care Properties Investors Inc.:
                  BBB+     Baa2        465,000      6.50% due 2/15/2006                                          500,492
                  BBB+     Baa2        840,000      6.45% due 6/25/2012                                          907,521
                  BBB-     Ba1         470,000   Highwoods Realty LP, 8% due 12/01/2003                          474,868
                  BBB-     Baa3        550,000   Nationwide Health Properties, 6.59% due 7/07/2038               548,435
                  BBB+     NR*       2,500,000   Prologis Trust, 7% due 10/01/2003                             2,500,000
                  BBB      Baa2        155,000   Shurgard Storage Centers, 5.875% due 3/15/2013                  162,385
                  BBB      Baa3        555,000   United Dominion Realty Trust, Inc., 6.50% due 6/15/2009         616,395
                                                                                                          --------------
                                                                                                               9,718,354

Retail--          BBB+     Baa1        195,000   Limited Brands Inc., 6.125% due 12/01/2012                      212,447
Stores--0.0%

Supranational     A        A2          690,000   Corporacion Andina de Fomento, 6.875% due 3/15/2012             766,204
--0.1%

Utilities--       BBB      Baa3        191,000   AT&T Broadband Corporation, 8.375% due 3/15/2013                236,625
Communications    BBB      Baa2        507,000   AT&T Wireless Services Inc., 8.75% due 3/01/2031                627,077
--1.1%            BBB+     Baa2        340,000   CenturyTel Inc., 7.875% due 8/15/2012                           415,853
                  A+       A3        1,010,000   GTE Corporation, 6.84% due 4/15/2018                          1,145,290
                  BBB      Baa2        850,000   Harris Corporation, 6.35% due 2/01/2028                         901,293
                                                 Sprint Capital Corporation:
                  BBB-     Baa3         85,000      8.375% due 3/15/2012                                         100,264
                  BBB-     Baa3        865,000      6.90% due 5/01/2019                                          886,817
                  BBB-     Baa3        115,000      8.75% due 3/15/2032                                          136,647
                  B-       Ba3         776,000   US West Communications, 7.20% due 11/01/2004                    797,340
                  A+       A2          715,000   Verizon New York Inc., 6.875% due 4/01/2012                     816,429
                                                                                                          --------------
                                                                                                               6,063,635

Utilities--       NR*      Baa2        980,000   AEP Texas Central Company, 6.65% due 2/15/2033 (a)            1,026,570
Electric          BBB+     A3          420,000   Alabama Power Capital Trust, 5.50% due 10/01/2042 (b)           430,870
& Gas--2.9%       A        A2          390,000   Australian Gas Light Company, 5.30% due 9/25/2015 (a)           399,736
                                                 CenterPoint Energy, Inc. (a):
                  BBB-     Ba1         440,000      7.25% due 9/01/2010                                          460,660
                  BBB      Ba1         475,000      7.875% due 4/01/2013                                         533,630
                  BBB      Baa1        845,000   Cincinnati Gas & Electric Company, 5.70% due 9/15/2012          897,935
                  A-       A2          415,000   Consolidated Edison Company of New York Inc.,
                                                 3.625% due 8/01/2008                                            419,108
                                                 Consumers Energy (a):
                  BBB-     Baa3        370,000      4.25% due 4/15/2008                                          375,022
                  BBB-     Baa3        520,000      4% due 5/15/2010                                             501,225
                                                 Dominion Resources Inc.:
                  BBB+     Baa1        740,000      7.625% due 7/15/2005                                         812,203
                  BBB+     Baa1      1,700,000      5.25% due 8/01/2033                                        1,701,355
                  BBB-     Baa3      1,640,000   Entergy Gulf States, Inc., 5.25% due 8/01/2015 (a)            1,590,405
                  A-       A2        1,420,000   FPL Group Capital Inc., 1.44% due 3/30/2005                   1,419,692
                  BBB      Baa2        565,000   New York State Electric & Gas, 5.75% due 5/01/2023              537,240
                  BBB      Baa3        740,000   Nisource Finance Corporation, 5.40% due 7/15/2014               750,984
                  BBB      Baa1        745,000   PSE&G Power, 6.95% due 6/01/2012                                841,016
                  BBB      Baa1        585,000   Pepco Holdings Inc., 4% due 5/15/2010                           564,808
                  BBB-     Baa3        705,000   Public Service Company of New Mexico, 4.40% due
                                                 9/15/2008                                                       722,314
                  BBB+     Baa1        740,000   Southern Power Company, 6.25% due 7/15/2012                     812,092
                  A-       Baa1        850,000   Vectren Utility Holdings, 5.25% due 8/01/2013                   863,683
                                                                                                          --------------
                                                                                                              15,660,548


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Schedule of Investments (continued)                                                            Intermediate Term Portfolio
            S&P           Moody's       Face                                                                   Value
            Ratings++++   Ratings++++  Amount    Corporate Bonds & Notes                                 (in U.S. dollars)
Yankee            A-       A2       $  400,000   BSCH Issuances Ltd., 7.625% due 9/14/2010 (1)            $      488,417
Corporates**      A-       Baa1      1,815,000   British Telecom PLC, 8.125% due 12/15/2010 (4)                2,233,219
--1.7%            A-       A2          850,000   Codelco Inc., 6.375% due 11/30/2012 (3) (a)                     920,679
                                                 France Telecom (4):
                  BBB      Baa3      1,585,000      9% due 3/01/2011                                           1,936,104
                  BBB      Baa3        600,000      9.75% due 3/01/2031                                          801,082
                  BBB+     Baa1        725,000   Koninklijke (KPN) NV, 8% due 10/01/2010 (3)                     876,308
                                                 Pemex Project Funding Master Trust (1):
                  BBB-     Baa1        855,000      9.125% due 10/13/2010                                      1,023,863
                  BBB-     Baa1        745,000      7.375% due 12/15/2014                                        800,875
                                                                                                          --------------
                                                                                                               9,080,547

Yankee            A-       A3          745,000   Korea Development Bank, 4.25% due 11/13/2007 (1)                764,187
Sovereigns**      A-       Baa1        575,000   Republic of Chile, 5.50% due 1/15/2013 (2)                      598,000
--0.7%                                           United Mexican States (2):
                  BBB-     Baa2      1,330,000      9.875% due 2/01/2010                                       1,695,750
                  BBB-     Baa2        695,000      6.375% due 1/16/2013                                         733,225
                                                                                                          --------------
                                                                                                               3,791,162

                                                 Total Investments in Corporate Bonds & Notes
                                                 (Cost--$192,873,994)                                        200,623,184

                                                 Total Long-Term Investments (Cost--$537,886,912)            550,802,372



                                                 Short-Term Investments--18.7%
Commercial                          18,300,000   CDC Corporation, 1.04% due 10/15/2003                        18,292,599
Paper***                            15,000,000   NBNZ International Ltd., 1.06% due 10/14/2003                14,994,258
                                    14,400,000   Newport Funding Corp., 1.12% due 10/01/2003                  14,400,000
                                    17,100,000   Park Avenue Receivables Corp., 1.04% due 10/20/2003          17,090,614
                                    14,200,000   Polonius Inc., 1.06% due 10/14/2003                          14,194,565
                                                                                                          --------------
                                                                                                              78,972,036


                                        Shares
                                         Held
                                    23,262,500   Merrill Lynch Premier Institutional Fund (d)(e)              23,262,500

                                                 Total Short-Term Investments (Cost--$102,234,536)           102,234,536


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Schedule of Investments (continued)                                                            Intermediate Term Portfolio
                                     Number of                                                                 Value
Options Purchased                    Contracts   Options Purchased--0.0%                              (in U.S. dollars)
Call Options                                96   Eurodollar, expiring December 2003 at USD 97.75,
Purchased--0.0%                                  Broker Greenwich Capital Markets                         $       97,200

                                                 Total Options Purchased (Premiums Paid--$60,432)                 97,200

                                                 Total Investments (Cost--$640,181,880)--119.7%              653,134,108


                                     Number of
Options Written                      Contracts   Options Written--0.0%
Call Options Written--0.0%                  96   Eurodollar, expiring December 2003 at USD 98.5,
                                                 Broker Greenwich Capital Markets                               (13,200)

Put Options Written--0.0%                   96   Eurodollar, expiring December 2003 at USD 98,
                                                 Broker Greenwich Capital Markets                               (61,800)

                                                 Total Options Written (Premiums Received--$80,736)             (75,000)

                                                 Total Investments, Net of Options Written
                                                 (Cost--$640,101,144)--119.7%                                653,059,108

                                                 Variation Margin on Financial Futures
                                                 Contracts (f)--(0.1%)                                         (305,188)
                                                 Unrealized Appreciation on Swaps (h)--0.0%                       21,805
                                                 Liabilities in Excess of Other Assets--(19.6%)            (107,118,485)
                                                                                                          --------------
                                                 Net Assets--100.0%                                       $  545,657,240
                                                                                                          ==============


*Not Rated.

**Corresponding industry groups for foreign securities:
(1) Financial Institution.
(2) Government Entity.
(3) Industrial.
(4) Telecommunications.

***Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

++Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

++++Ratings of issues shown are unaudited.

+++For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Floating rate note.

(c) Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $7,703,000, representing 1.4% of net assets.


                            Acquisition
Issue                           Date         Cost          Value

First Bankcard Master
  Credit Card Trust, Series
  2001-1A, Class C,
  2.27% due 11/15/2006        4/07/2003   $  1,696,016    $  1,703,275
Wachovia Bank Commercial
  Mortgage Trust, Series
  2003-WHL2, Class A3,
  1.44% due 6/15/2013         6/13/2003     6,000,000        6,000,000
                                          ------------    ------------
Total                                     $  7,696,016    $  7,703,275
                                          ============    ============

(d) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                             Interest/
                                               Net            Dividend
Affiliate                                    Activity          Income

Merrill Lynch Liquidity Series,
   LLC Money Market Series                  $  (499,501)       $5,144
Merrill Lynch Premier Institutional Fund      22,652,000       $4,190


(e) Security was purchased with the cash proceeds from securities loans.

(f) Financial futures contracts purchased as of September 30, 2003 were as follows:

Number of                    Expiration       Face         Unrealized
Contracts      Issue          Date            Value            Losses

  97         Eurodollar     December 2004   $96,515,437     $ (2,862)
                                                            ---------
Total Unrealized Losses--Net                                $ (2,862)
                                                            =========

Financial futures contracts sold as of September 30, 2003 were as follows:

Number of                   Expiration      Face           Unrealized
Contracts     Issue            Date         Value              Losses

  309        Ten-Year
           U.S. Treasury      December
            Note Futures        2003     $34,090,316    $ (1,328,809)
                                                        -------------
Total Unrealized Losses--Net                            $ (1,328,809)
                                                        =============

(g) All or a portion of security held as collateral in connection with open financial futures contracts.


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003


Schedule of Investments (continued)
Intermediate Term Portfolio


(h) Swap contracts entered into as of September 30, 2003 were as follows:

                                                           Unrealized
                                           Notional       Appreciation
                                            Amount       (Depreciation)
Receive a variable rate return equal
to Lehman Brothers Yield Index
Total Return and pay floating rate
based on 1-month USD LIBOR,
plus .15%

Broker, Credit Suisse
First Boston International
Expires March 2004                          $  5,250,000             --

Sold credit default protection
on Sprint Capital Corp. and
receive 1.50%

Broker, Morgan Stanley
Capital Services Inc.
Expires September 2008                      $  1,625,000       $ 24,773

Sold credit default protection on
Comcast Cable Communications
and receive 1.15%

Broker, Morgan Stanley
Capital Services Inc.
Expires September 2008                      $  1,625,000         27,233

Receive a variable rate return equal
to JP Morgan U.S. Agency Mortgage
Index Total Return and pay floating
rate based on 1-month USD LIBOR,
minus .22%

Broker, JP Morgan Chase Bank
Expires January 2004                        $  5,250,000             --

TRAC-X HYDIS 100 Index
and receive 4.50%

Broker, JP Morgan Chase Bank
Expires June 2008                           $  1,000,000       (41,212)

TRAC-X HYDIS 100 Index
and receive 4.50%

Broker, Morgan Stanley
Capital Services Inc.
Expires June 2008                           $  1,000,000         41,875

TRAC-X HYDIS 100 Index
and receive 4.50%

Broker, Bear Stearns
Credit Products Inc.
Expires June 2008                           $  1,000,000         42,500

Receive a variable rate return equal
to JP Morgan U.S. Agency Mortgage
Index Total Return and pay floating
rate based on 1-month USD LIBOR,
minus .25%

Broker, JP Morgan Chase Bank
Expires January 2004                        $  4,900,000             --




                                                           Unrealized
                                           Notional       Appreciation
                                            Amount       (Depreciation)

Receive a variable rate return equal
to CMBS Investment Grade Index
Total Return and pay floating rate
based on 1-month USD LIBOR,
minus .40%

Broker, Deutsche Bank AG, London
Expires October 2003                        $ 17,300,000             --

Receive a variable rate return equal
to JP Morgan U.S. Agency Mortgage
Index Total Return and pay floating
rate based on 1-month USD LIBOR,
minus .30%

Broker, JP Morgan Chase Bank
Expires April 2004                          $  5,500,000             --

Receive a variable rate return equal
to Lehman Brothers U.S. High Yield
Index and pay floating rate based
on 1-month USD LIBOR, plus .10%

Broker, Lehman Brothers
Special Finance
Expires December 2003                       $  1,140,000             --

Receive a variable rate return equal
to JP Morgan U.S. Agency Mortgage
Index Total Return and pay floating
rate based on 1-month USD LIBOR,
minus .30%

Broker, JP Morgan Chase Bank
Expires November 2003                       $  5,750,000             --

Receive a variable rate return equal
to U.S. Treasury Index Total Return
and pay floating rate based on
1-month USD LIBOR, minus .20%

Broker, Lehman Brothers
Special Finance
Expires December 2003                        $25,400,000             --

Receive a variable rate return equal
to CMBS AAA Index Total Return
and pay floating rate based on
4-month USD LIBOR, minus .60%

Broker, Lehman Brothers
Special Finance
Expires January 2004                         $ 8,100,000             --




CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003


Schedule of Investments (concluded)
Intermediate Term Portfolio


                                                           Unrealized
                                           Notional       Appreciation
                                            Amount       (Depreciation)

Receive a price return equal to
Lehman Brothers U.S. High Yield
Index Total Return and pay floating
rate based on 1-month USD LIBOR,
plus .10%

Broker, Credit Suisse
First Boston International
Expires December 2003                        $ 1,700,000             --

Bought credit default protection on
Tyson Foods Inc. and pay 1.36%

Broker, Morgan Stanley
Capital Services Inc.
Expires September 2008                       $ 1,625,000  $    (43,696)

Bought credit default protection on
Weyerhaeuser Co. and pay .73%

Broker, Morgan Stanley
Capital Services Inc.
Expires September 2008                       $ 1,625,000       (10,036)

Receive a variable rate equal to
JP Morgan U.S. Agency Mortgage
Index Total Return and pay floating
rate based on 1-month USD LIBOR,
minus .25%

Broker, JP Morgan Chase Bank
Expires January 2004                         $17,000,000             --

Receive a variable rate based on
3-month USD LIBOR, plus .50%
which is capped at a fixed coupon
of 8% and callable quarterly
beginning March 29, 2004 and pay
floating rate based on 3-month
USD LIBOR

Broker, JP Morgan Chase Bank
Expires September 2009                       $14,500,000       (19,632)
                                                           ------------
Total                                                      $     21,805
                                                           ============

See Notes to Financial Statements.


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Statements of Assets and Liabilities

                                                                                          Core              Intermediate
                                                                                          Bond                  Term
As of September 30, 2003                                                                Portfolio            Portfolio
Assets

                    Investments, at value* (including securities loaned of
                    $90,283,110 and $22,631,115, respectively)                           $2,248,326,792   $  653,036,908
                    Options purchased, at value**                                               330,075           97,200
                    Unrealized appreciation on swaps                                             66,931           21,805
                    Cash                                                                             --           25,568
                    Receivables:
                      Securities sold                                                        46,812,522       10,687,442
                      Interest                                                               14,030,444        4,097,298
                      Swaps                                                                   9,435,825        2,519,824
                      Swaptions closed                                                        4,430,943        1,292,980
                      Capital shares sold                                                     2,391,451          564,586
                      Principal paydowns                                                         20,549               --
                    Prepaid registration fees and other assets                                   24,226          212,706
                                                                                         --------------   --------------
                    Total assets                                                          2,325,869,758      672,556,317
                                                                                         --------------   --------------

Liabilities

                    Collateral on securities loaned, at value                                92,528,750       23,262,500
                    Options written, at value***                                                254,688           75,000
                    Unrealized depreciation on forward foreign exchange contracts               280,805               --
                    Payables:
                      Securities purchased                                                  323,631,033       97,847,751
                      Swaptions closed                                                        8,052,000        2,440,000
                      Capital shares redeemed                                                 7,688,758        2,274,122
                      Dividends to shareholders                                               1,384,373          364,961
                      Variation margin                                                          840,879          305,188
                      Distributor                                                               447,681           79,623
                      Other affiliates                                                          224,934           94,107
                      Reorganization costs                                                       75,746            8,112
                      Investment adviser                                                         37,998           10,982
                    Accrued expenses and other liabilities                                      641,061          136,731
                                                                                         --------------   --------------
                    Total liabilities                                                       436,088,706      126,899,077
                                                                                         --------------   --------------
Net Assets

                    Net assets                                                           $1,889,781,052   $  545,657,240
                                                                                         ==============   ==============

Net Assets Consist of

                    Class A Common Stock, $.10 par value++                               $    4,125,426   $    1,308,404
                    Class B Common Stock, $.10 par value++++                                  3,837,725        1,186,720
                    Class C Common Stock, $.10 par value++++++                                1,123,150          229,825
                    Class I Common Stock, $.10 par value++++++++                              7,027,367        1,817,688
                    Class R Common Stock, $.10 par value++++++++++                                  390            1,007
                    Paid-in capital in excess of par                                      1,874,489,661      532,172,456
                                                                                         --------------   --------------
                    Undistributed investment income--net                                      3,149,876        1,276,931
                    Accumulated realized capital losses on investments--net                (46,170,630)      (3,983,889)
                    Unrealized appreciation on investments--net                              42,198,087       11,648,098
                                                                                         --------------   --------------
                    Total accumulated earnings (losses)--net                                  (822,667)        8,941,140
                                                                                         ==============   ==============
                    Net Assets                                                           $1,889,781,052   $  545,657,240
                                                                                         ==============   ==============


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Statements of Assets and Liabilities (concluded)
                                                                                             Core         Intermediate
                                                                                             Bond             Term
As of September 30, 2003                                                                   Portfolio       Portfolio
Net Asset Value
                    Class A:
                      Net assets                                                         $  484,029,603   $  157,127,985
                                                                                         ==============   ==============
                      Shares outstanding                                                     41,254,262       13,084,042
                                                                                         ==============   ==============
                      Net asset value and redemption price per share                     $        11.73   $        12.01
                                                                                         ==============   ==============
                    Class B:
                      Net assets                                                         $  449,985,588   $  142,521,762
                                                                                         ==============   ==============
                      Shares outstanding                                                     38,377,254       11,867,195
                                                                                         ==============   ==============
                      Net asset value and redemption price per share                     $        11.73   $        12.01
                                                                                         ==============   ==============
                    Class C:
                      Net assets                                                         $  131,739,143   $   27,604,965
                                                                                         ==============   ==============
                      Shares outstanding                                                     11,231,504        2,298,245
                                                                                         ==============   ==============
                      Net asset value and redemption price per share                     $        11.73   $        12.01
                                                                                         ==============   ==============
                    Class I:
                      Net assets                                                         $  823,980,990   $  218,281,571
                                                                                         ==============   ==============
                      Shares outstanding                                                     70,273,667       18,176,876
                                                                                         ==============   ==============
                      Net asset value and redemption price per share                     $        11.73   $        12.01
                                                                                         ==============   ==============
                    Class R:
                      Net assets                                                         $       45,728   $      120,957
                                                                                         ==============   ==============
                      Shares outstanding                                                          3,896           10,073
                                                                                         ==============   ==============
                      Net asset value and redemption price per share                     $        11.74   $        12.01
                                                                                         ==============   ==============
                     *Identified cost                                                    $2,202,290,556   $  640,121,448
                                                                                         ==============   ==============
                    **Premiums paid                                                      $      205,217   $       60,432
                                                                                         ==============   ==============
                   ***Premiums received                                                  $      275,183   $       80,736
                                                                                         ==============   ==============
                    ++Authorized shares--Class A                                            100,000,000       50,000,000
                                                                                         ==============   ==============
                  ++++Authorized shares--Class B                                            250,000,000       50,000,000
                                                                                         ==============   ==============
                ++++++Authorized shares--Class C                                            100,000,000       50,000,000
                                                                                         ==============   ==============
              ++++++++Authorized shares--Class I                                            250,000,000      100,000,000
                                                                                         ==============   ==============
            ++++++++++Authorized shares--Class R                                            250,000,000      100,000,000
                                                                                         ==============   ==============

                      See Notes to Financial Statements.


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Statements of Operations
                                                                                              Core          Intermediate
                                                                                              Bond              Term
For the Year Ended September 30, 2003                                                       Portfolio        Portfolio
Investment Income

                  Interest                                                               $   74,137,142   $   22,450,692
                  Securities lending--net                                                        70,710            9,334
                  Dividends                                                                      40,381               --
                                                                                         --------------   --------------
                  Total income                                                               74,248,233       22,460,026
                                                                                         --------------   --------------

Expenses

                  Investment advisory fees                                                    6,401,284        1,973,904
                  Account maintenance and distribution fees--Class B                          3,627,220          746,829
                  Transfer agent fees--Class I                                                1,170,480          460,245
                  Transfer agent fees--Class B                                                  850,124          340,269
                  Transfer agent fees--Class A                                                  622,200          325,049
                  Accounting services                                                           507,096          181,549
                  Account maintenance fees--Class A                                             973,900          150,455
                  Account maintenance and distribution fees--Class C                          1,014,254          113,737
                  Registration fees                                                             135,488           75,680
                  Transfer agent fees--Class C                                                  228,004           53,522
                  Printing and shareholder reports                                              179,940           50,318
                  Custodian fees                                                                 79,272           39,743
                  Professional fees                                                             115,946           31,657
                  Pricing fees                                                                   40,776           27,293
                  Directors' fees and expenses                                                   27,981            8,157
                  Account maintenance and distribution fees--Class R                                 36              137
                  Transfer agent fees--Class R                                                       12               70
                  Other                                                                         144,764           54,135
                                                                                         --------------   --------------
                  Total expenses                                                             16,118,777        4,632,749
                                                                                         --------------   --------------
                  Investment income--net                                                     58,129,456       17,827,277
                                                                                         --------------   --------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net

                    Realized gain (loss) on:
                      Investments--net                                                       49,506,135       15,168,083
                      Foreign currency transactions--net                                      (591,693)               --
                    Change in unrealized appreciation/depreciation on:
                      Investments--net                                                     (14,603,414)      (4,254,042)
                      Foreign currency transactions--net                                      (312,321)               --
                                                                                         --------------   --------------
                    Total realized and unrealized gain on investments and foreign
                    currency transactions--net                                               33,998,707       10,914,041
                                                                                         --------------   --------------
                    Net Increase in Net Assets Resulting from Operations                 $   92,128,163   $   28,741,318
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Statements of Changes in Net Assets                                                                  Core Bond Portfolio
                                                                                                For the Year Ended
                                                                                                  September 30,
Increase (Decrease) in Net Assets:                                                             2003           2002
Operations

                    Investment income--net                                              $    58,129,456  $    60,361,028
                    Realized gain on investments and foreign currency
                    transactions--net                                                        48,914,442       17,898,677
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                 (14,915,735)       23,126,185
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     92,128,163      101,385,890
                                                                                         --------------   --------------

Dividends to Shareholders

                    Investment income--net:
                      Class A                                                              (13,668,069)     (10,820,648)
                      Class B                                                              (14,714,869)     (19,459,138)
                      Class C                                                               (3,758,594)      (3,656,190)
                      Class I                                                              (27,905,411)     (26,610,817)
                      Class R                                                                     (208)               --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                           (60,047,151)     (60,546,793)
                                                                                         --------------   --------------

Capital Share Transactions

                    Net increase in net assets derived from capital share
                    transactions                                                            327,343,356      180,304,214
                                                                                         --------------   --------------

Net Assets

                    Total increase in net assets                                            359,424,368      221,143,311
                    Beginning of year                                                     1,530,356,684    1,309,213,373
                                                                                         --------------   --------------
                    End of year*                                                         $1,889,781,052   $1,530,356,684
                                                                                         ==============   ==============
                      *Undistributed investment income--net                              $    3,149,876   $      454,769
                                                                                         ==============   ==============

                    See Notes to Financial Statements.



CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003


Statements of Changes in Net Assets (concluded)                                              Intermediate Term Portfolio
                                                                                                 For the Year Ended
                                                                                                   September 30,
Increase (Decrease) in Net Assets:                                                             2003             2002
Operations

                    Investment income--net                                               $   17,827,277   $   19,722,600
                    Realized gain on investments--net                                        15,168,083        7,001,082
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (4,254,042)        5,553,942
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     28,741,318       32,277,624
                                                                                         --------------   --------------

Dividends to Shareholders

                    Investment income--net:
                      Class A                                                               (5,287,413)      (5,907,394)
                      Class B                                                               (4,642,386)      (5,229,775)
                      Class C                                                                 (695,153)        (241,533)
                      Class I                                                               (7,701,842)      (8,421,184)
                      Class R                                                                     (777)               --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                           (18,327,571)     (19,799,886)
                                                                                         --------------   --------------

Capital Share Transactions

                    Net increase in net assets derived from capital share
                    transactions                                                             45,541,811       36,757,309
                                                                                         --------------   --------------

Net Assets

                    Total increase in net assets                                             55,955,558       49,235,047
                    Beginning of year                                                       489,701,682      440,466,635
                                                                                         --------------   --------------
                    End of year*                                                         $  545,657,240   $  489,701,682
                                                                                         ==============   ==============
                      *Undistributed (accumulated distributions in excess of)
                      investment income--net                                             $    1,276,931   $     (26,579)
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Financial Highlights                                                                                  Core Bond Portfolio

The following per share data and ratios have been derived                             Class A++++
from information provided in the financial statements.
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001        2000        1999
Per Share Operating Performance

                    Net asset value, beginning of year        $     11.52 $    11.21   $    10.68  $    10.88   $     11.79
                                                              ----------- ----------   ----------  ----------   -----------
                    Investment income--net                          .39++        .50          .63         .70           .67
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                 .23        .31          .53       (.20)         (.91)
                                                              ----------- ----------   ----------  ----------   -----------
                    Total from investment operations                  .62        .81         1.16         .50         (.24)
                                                              ----------- ----------   ----------  ----------   -----------
                    Less dividends from investment
                    income--net                                     (.41)      (.50)        (.63)       (.70)         (.67)
                                                              ----------- ----------   ----------  ----------   -----------
                    Net asset value, end of year              $     11.73 $    11.52   $    11.21  $    10.68   $     10.88
                                                              =========== ==========   ==========  ==========   ===========

Total Investment Return*

                    Based on net asset value per share              5.51%      7.44%       11.16%       4.83%       (2.03%)
                                                              =========== ==========   ==========  ==========   ===========

Ratios to Average Net Assets

                    Expenses                                         .85%       .84%         .86%        .82%          .82%
                                                              =========== ==========   ==========  ==========   ===========
                    Investment income--net                          3.39%      4.43%        5.75%       6.55%         5.98%
                                                              =========== ==========   ==========  ==========   ===========

Supplemental Data

                    Net assets, end of year (in thousands)    $   484,030 $  286,726   $  201,269  $  148,890   $   135,401
                                                              =========== ==========   ==========  ==========   ===========
                    Portfolio turnover                            287.00%    281.67%      262.47%      94.67%        79.06%
                                                              =========== ==========   ==========  ==========   ===========

*Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

++++Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.

See Notes to Financial Statements.


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003


Financial Highlights (continued)                                                                      Core Bond Portfolio

The following per share data and ratios have been derived                             Class B
from information provided in the financial statements.
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001        2000
Per Share Operating Performance

                    Net asset value, beginning of year        $     11.52 $    11.21   $    10.68  $    10.88   $     11.78
                                                              ----------- ----------   ----------  ----------   -----------
                    Investment income--net                          .34++        .44          .57         .64           .61
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                 .22        .31          .53       (.20)         (.90)
                                                              ----------- ----------   ----------  ----------   -----------
                    Total from investment operations                  .56        .75         1.10         .44         (.29)
                                                              ----------- ----------   ----------  ----------   -----------
                    Less dividends from investment
                    income--net                                     (.35)      (.44)        (.57)       (.64)         (.61)
                                                              ----------- ----------   ----------  ----------   -----------
                    Net asset value, end of year              $     11.73 $    11.52   $    11.21  $    10.68   $     10.88
                                                              =========== ==========   ==========  ==========   ===========

Total Investment Return*

                    Based on net asset value per share              4.96%      6.89%       10.59%       4.29%       (2.45%)
                                                              =========== ==========   ==========  ==========   ===========

Ratios to Average Net Assets

                    Expenses                                        1.36%      1.36%        1.38%       1.34%         1.33%
                                                              =========== ==========   ==========  ==========   ===========
                    Investment income--net                          2.94%      3.93%        5.25%       6.02%         5.46%
                                                              =========== ==========   ==========  ==========   ===========

Supplemental Data

                    Net assets, end of year (in thousands)    $  449,985  $  487,746   $  511,166  $  455,162   $   636,115
                                                              =========== ==========   ==========  ==========   ===========

                    Portfolio turnover                            287.00%    281.67%      262.47%      94.67%        79.06%
                                                              =========== ==========   ==========  ==========   ===========


*Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

See Notes to Financial Statements.


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Financial Highlights (continued)                                                                      Core Bond Portfolio

The following per share data and ratios have been derived                             Class C
from information provided in the financial statements.
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001        2000
Per Share Operating Performance

                    Net asset value, beginning of year        $     11.52 $    11.21   $    10.68  $    10.88   $     11.79
                                                              ----------- ----------   ----------  ----------   -----------
                    Investment income--net                          .33++        .43          .57         .64           .61
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                 .23        .31          .53       (.20)         (.91)
                                                              ----------- ----------   ----------  ----------   -----------
                    Total from investment operations                  .56        .74         1.10         .44         (.30)
                                                              ----------- ----------   ----------  ----------   -----------
                    Less dividends from investment
                    income--net                                     (.35)      (.43)        (.57)       (.64)         (.61)
                                                              ----------- ----------   ----------  ----------   -----------
                    Net asset value, end of year              $     11.73 $    11.52   $    11.21  $    10.68   $     10.88
                                                              =========== ==========   ==========  ==========   ===========

Total Investment Return*

                    Based on net asset value per share              4.91%      6.83%       10.53%       4.23%       (2.58%)
                                                              =========== ==========   ==========  ==========   ===========

Ratios to Average Net Assets

                    Expenses                                        1.42%      1.42%        1.44%       1.39%         1.38%
                                                              =========== ==========   ==========  ==========   ===========
                    Investment income--net                          2.86%      3.85%        5.16%       5.96%         5.41%
                                                              =========== ==========   ==========  ==========   ===========

Supplemental Data

                    Net assets, end of year (in
                    thousands)                                $   131,739 $  110,065   $   76,963  $   55,889   $    79,581
                                                              =========== ==========   ==========  ==========   ===========
                    Portfolio turnover                            287.00%    281.67%      262.47%      94.67%        79.06%
                                                              =========== ==========   ==========  ==========   ===========


*Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

See Notes to Financial Statements.


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Financial Highlights (continued)                                                                      Core Bond Portfolio

The following per share data and ratios have been derived                             Class I++++
from information provided in the financial statements.
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001        2000        1999
Per Share Operating Performance

                    Net asset value, beginning of year        $     11.52 $    11.21   $    10.68  $    10.88   $     11.78
                                                              ----------- ----------   ----------  ----------   -----------
                    Investment income--net                          .43++        .53          .66         .72           .70
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                 .22        .31          .53       (.20)         (.90)
                                                              ----------- ----------   ----------  ----------   -----------
                    Total from investment operations                  .65        .84         1.19         .52         (.20)
                                                              ----------- ----------   ----------  ----------   -----------
                    Less dividends from investment
                    income--net                                     (.44)      (.53)        (.66)       (.72)         (.70)
                                                              ----------- ----------   ----------  ----------   -----------
                    Net asset value, end of year              $     11.73 $    11.52   $    11.21  $    10.68   $     10.88
                                                              =========== ==========   ==========  ==========   ===========

Total Investment Return*

                    Based on net asset value per share              5.77%      7.71%       11.44%       5.09%       (1.70%)
                                                              =========== ==========   ==========  ==========   ===========

Ratios to Average Net Assets

                    Expenses                                         .60%       .59%         .61%        .57%          .57%
                                                              =========== ==========   ==========  ==========   ===========
                    Investment income--net                          3.67%      4.68%        6.03%       6.79%         6.22%
                                                              =========== ==========   ==========  ==========   ===========

Supplemental Data

                    Net assets, end of year (in
                    thousands)                                $   823,981 $  645,820   $  519,815  $  489,778   $   535,188
                                                              =========== ==========   ==========  ==========   ===========
                    Portfolio turnover                            287.00%    281.67%      262.47%      94.67%        79.06%
                                                              =========== ==========   ==========  ==========   ===========


*Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

++++Effective April 14, 2003, Class A Shares were redesignated Class
I Shares.

See Notes to Financial Statements.


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Financial Highlights (continued)                                                                      Core Bond Portfolio
                                                                                                               Class R
                                                                                                            For the Period
The following per share data and ratios have been derived                                                 January 3, 2003++
from information provided in the financial statements.                                                     to September 30,
Increase (Decrease) in Net Asset Value:                                                                          2003
Per Share Operating Performance

                  Net asset value, beginning of period                                                          $     11.49
                                                                                                                -----------
                  Investment income--net++++                                                                            .21
                  Realized and unrealized gain on investments and foreign currency transactions--net                    .35
                                                                                                                -----------
                  Total from investment operations                                                                      .56
                                                                                                                -----------
                  Less dividends from investment income--net                                                          (.31)
                                                                                                                -----------
                  Net asset value, end of period                                                                $     11.74
                                                                                                                ===========

Total Investment Return**

                  Based on net asset value per share                                                               4.97%+++
                                                                                                                ===========

Ratios to Average Net Assets

                  Expenses                                                                                           1.11%*
                                                                                                                ===========
                  Investment income--net                                                                             2.37%*
                                                                                                                ===========

Supplemental Data

                  Net assets, end of period (in thousands)                                                      $        46
                                                                                                                ===========
                  Portfolio turnover                                                                                287.00%
                                                                                                                ===========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.

++++Based on average shares outstanding.

+++Aggregate total investment return.

See Notes to Financial Statements.



CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Financial Highlights (continued)                                                              Intermediate Term Portfolio

The following per share data and ratios have been derived                            Class A++++
from information provided in the financial statements.                     For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001        2000        1999
Per Share Operating Performance

                    Net asset value, beginning of year        $     11.77 $    11.47   $    10.93  $    11.11   $     11.83
                                                              ----------- ----------   ----------  ----------   -----------
                    Investment income--net                          .41++        .51          .66         .70           .69
                    Realized and unrealized gain (loss)
                    on investments--net                               .25        .30          .54       (.18)         (.72)
                                                              ----------- ----------   ----------  ----------   -----------
                    Total from investment operations                  .66        .81         1.20         .52         (.03)
                                                              ----------- ----------   ----------  ----------   -----------
                    Less dividends from investment
                    income--net                                     (.42)      (.51)        (.66)       (.70)         (.69)
                                                              ----------- ----------   ----------  ----------   -----------
                    Net asset value, end of year              $     12.01 $    11.77   $    11.47  $    10.93   $     11.11
                                                              =========== ==========   ==========  ==========   ===========

Total Investment Return*

                    Based on net asset value per share              5.69%      7.32%       11.24%       4.92%        (.28%)
                                                              =========== ==========   ==========  ==========   ===========

Ratios to Average Net Assets

                    Expenses                                         .77%       .76%         .94%        .88%          .83%
                                                              =========== ==========   ==========  ==========   ===========
                    Investment income--net                          3.42%      4.47%        5.88%       6.41%         6.01%
                                                              =========== ==========   ==========  ==========   ===========

Supplemental Data

                    Net assets, end of year (in
                    thousands)                                $   157,128 $  139,659   $  130,116  $  128,490   $   136,467
                                                              =========== ==========   ==========  ==========   ===========
                    Portfolio turnover                            299.97%    314.59%      259.80%     143.77%       113.52%
                                                              =========== ==========   ==========  ==========   ===========


*Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

++++Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.

See Notes to Financial Statements.


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Financial Highlights (continued)                                                              Intermediate Term Portfolio

The following per share data and ratios have been derived                              Class B
from information provided in the financial statements.                     For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001        2000        1999
Per Share Operating Performance

                    Net asset value, beginning of year        $     11.78 $     11.47  $    10.93  $    11.11   $     11.83
                                                              ----------- ----------   ----------  ----------   -----------
                    Investment income--net                          .36++        .46          .61         .66           .64
                    Realized and unrealized gain (loss)
                    on investments--net                               .24        .31          .54       (.18)         (.72)
                                                              ----------- ----------   ----------  ----------   -----------
                    Total from investment operations                  .60        .77         1.15         .48         (.08)
                                                              ----------- ----------   ----------  ----------   -----------
                    Less dividends from investment
                    income--net                                     (.37)      (.46)        (.61)       (.66)         (.64)
                                                              ----------- ----------   ----------  ----------   -----------
                    Net asset value, end of year              $     12.01 $    11.78   $    11.47  $    10.93   $     11.11
                                                              =========== ==========   ==========  ==========   ===========

Total Investment Return*

                    Based on net asset value per share              5.17%      6.97%       10.79%       4.49%        (.69%)
                                                              =========== ==========   ==========  ==========   ===========

Ratios to Average Net Assets

                    Expenses                                        1.18%      1.17%        1.35%       1.30%         1.24%
                                                              =========== ==========   ==========  ==========   ===========
                    Investment income--net                          3.02%      4.06%        5.46%       5.98%         5.58%
                                                              =========== ==========   ==========  ==========   ===========

Supplemental Data

                    Net assets, end of year (in thousands)    $   142,522 $  141,993   $  129,162  $  120,250   $   162,211
                                                              =========== ==========   ==========  ==========   ===========
                    Portfolio turnover                            299.97%    314.59%      259.80%     143.77%       113.52%
                                                              =========== ==========   ==========  ==========   ===========

*Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

See Notes to Financial Statements.


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Financial Highlights (continued)                                                              Intermediate Term Portfolio

The following per share data and ratios have been derived                              Class C
from information provided in the financial statements.                     For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001        2000        1999
Per Share Operating Performance

                    Net asset value, beginning of year        $     11.78 $    11.47   $    10.93  $    11.11   $     11.83
                                                              ----------- ----------   ----------  ----------   -----------
                    Investment income--net                          .35++        .46          .61         .65           .64
                    Realized and unrealized gain (loss)
                    on investments--net                               .25        .31          .54       (.18)         (.72)
                                                              ----------- ----------   ----------  ----------   -----------
                    Total from investment operations                  .60        .77         1.15         .47         (.08)
                                                              ----------- ----------   ----------  ----------   -----------
                    Less dividends from investment
                    income--net                                     (.37)      (.46)        (.61)       (.65)         (.64)
                                                              ----------- ----------   ----------  ----------   -----------
                    Net asset value, end of year              $     12.01 $    11.78   $    11.47  $    10.93   $     11.11
                                                              =========== ==========   ==========  ==========   ===========

Total Investment Return*

                    Based on net asset value per share              5.16%      6.97%       10.78%       4.48%        (.70%)
                                                              =========== ==========   ==========  ==========   ===========

Ratios to Average Net Assets

                    Expenses                                        1.19%      1.16%        1.36%       1.30%         1.24%
                                                              =========== ==========   ==========  ==========   ===========
                    Investment income--net                          2.95%      4.02%        5.41%       5.97%         5.57%
                                                              =========== ==========   ==========  ==========   ===========

Supplemental Data

                    Net assets, end of year (in
                    thousands)                                $    27,605 $   12,535   $    4,600  $    2,859   $     3,904
                                                              =========== ==========   ==========  ==========   ===========
                    Portfolio turnover                            299.97%    314.59%      259.80%     143.77%       113.52%
                                                              =========== ==========   ==========  ==========   ===========

*Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

See Notes to Financial Statements.


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Financial Highlights (continued)                                                              Intermediate Term Portfolio

The following per share data and ratios have been derived                            Class I++++
from information provided in the financial statements.                     For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001        2000        1999
Per Share Operating Performance

                    Net asset value, beginning of year        $     11.77 $     11.47  $    10.93  $    11.11   $     11.83
                                                              ----------- ----------   ----------  ----------   -----------
                    Investment income--net                          .42++        .52          .67         .71           .70
                    Realized and unrealized gain (loss)
                    on investments--net                               .25        .30          .54       (.18)         (.72)
                                                              ----------- ----------   ----------  ----------   -----------
                    Total from investment operations                  .67        .82         1.21         .53         (.02)
                                                              ----------- ----------   ----------  ----------   -----------
                    Less dividends from investment
                    income--net                                     (.43)      (.52)        (.67)       (.71)         (.70)
                                                              ----------- ----------   ----------  ----------   -----------
                    Net asset value, end of year              $     12.01 $    11.77   $    11.47  $    10.93   $     11.11
                                                              =========== ==========   ==========  ==========   ===========

Total Investment Return*

                    Based on net asset value per share              5.78%      7.43%       11.35%       5.02%        (.18%)
                                                              =========== ==========   ==========  ==========   ===========

Ratios to Average Net Assets

                    Expenses                                         .67%       .66%         .84%        .78%          .73%
                                                              =========== ==========   ==========  ==========   ===========
                    Investment income--net                          3.52%      4.57%        5.94%       6.51%         6.09%
                                                              =========== ==========   ==========  ==========   ===========

Supplemental Data

                    Net assets, end of year (in thousands)    $   218,281 $  195,515   $  176,589  $  144,352   $   161,113
                                                              =========== ==========   ==========  ==========   ===========
                    Portfolio turnover                            299.97%    314.59%      259.80%     143.77%       113.52%
                                                              =========== ==========   ==========  ==========   ===========

*Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

++++Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

See Notes to Financial Statements.


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Financial Highlights (concluded)                                                              Intermediate Term Portfolio
                                                                                                                Class R
                                                                                                           For the Period
The following per share data and ratios have been derived                                                 January 3, 2003++
from information provided in the financial statements.                                                     to September 30,
Increase (Decrease) in Net Asset Value:                                                                        2003
Per Share Operating Performance

                  Net asset value, beginning of period                                                         $      11.75
                                                                                                               ------------
                  Investment income--net++++                                                                            .20
                  Realized and unrealized gain on investments--net                                                      .37
                                                                                                               ------------
                  Total from investment operations                                                                      .57
                                                                                                               ------------
                  Less dividends from investment income--net                                                          (.31)
                                                                                                               ------------
                  Net asset value, end of period                                                               $      12.01
                                                                                                               ============

Total Investment Return**

                  Based on net asset value per share                                                               4.90%+++
                                                                                                               ============

Ratios to Average Net Assets

                  Expenses                                                                                           1.23%*
                                                                                                               ============
                  Investment income--net                                                                             2.46%*
                                                                                                               ============

Supplemental Data

                  Net assets, end of period (in thousands)                                                     $        121
                                                                                                               ============
                  Portfolio turnover                                                                                299.97%
                                                                                                               ============


*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.

++++Based on average shares outstanding.

+++Aggregate total investment return.

See Notes to Financial Statements.


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Notes to Financial Statements

1. Significant Accounting Policies:
The Core Bond Portfolio and the Intermediate Term Portfolio ("Portfolio" or "Portfolios") are two of the three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolios' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Each Portfolio offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolios.

(a) Valuation of investments--Securities that are held by each Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of the Fund. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When each Portfolio writes an option, the amount of the premium received is recorded on the books of the Portfolios as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Portfolios are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Each Portfolio employs certain pricing services to provide securities prices for each Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Notes to Financial Statements (continued)

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolios' shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Directors.

(b) Repurchase agreements--The Portfolios may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolios take possession of the underlying securities, mark to market such securities and, if necessary, receive additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Portfolios may be delayed or limited.

(c) Derivative financial instruments--Each Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolios may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, each Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, each Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by each Portfolio as unrealized gains or losses. When the contract is closed, each Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolios may purchase and write call and put options. When each Portfolio writes an option, an amount equal to the premium received by each Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or each Portfolio enters into a closing transaction), each Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Portfolios may enter into swap agreements, which are over-the-counter contracts in which the Portfolios and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Notes to Financial Statements (continued)

(d) Income taxes--It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending--The Portfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. Where the Portfolios receive securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolios typically receive the income on the loaned securities but do not receive the income on the collateral. Where the Portfolios receive cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolios may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each Portfolio included in the Fund.

(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences on the Core Bond Portfolio of $6,237,112 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses, $42,735 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $5,262,765 has been reclassified between accumulated net realized capital losses and undistributed net investment income.

In addition, the current year's permanent book/tax differences on the Intermediate Term Portfolio of $12,327 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $1,791,477 has been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM").The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc.
("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.



CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Notes to Financial Statements (continued)

FAM is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the aggregate average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of the average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million.

For the year ended September 30, 2003, the aggregate average daily net assets of the Fund, including the Fund's High Income Portfolio, was approximately $4,068,479,000. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:


                             Account Maintenance Fees
Portfolio          Class A      Class B    Class C     Class R

Core Bond             .25%       .25%       .25%        .25%
Intermediate Term     .10%       .25%       .25%        .25%


                                      Distribution Fees
Portfolio                       Class B    Class C     Class R

Core Bond                        .50%       .55%        .25%
Intermediate Term                .25%        .25%       .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended September 30, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of each Portfolio's Class A and Class I Shares as follows:


                           FAMD                MLPF&S

Portfolio           Class A   Class I    Class A     Class I

Core Bond            $8,414    $4,046    $74,599     $22,148

Intermediate Term    $  948    $   78    $16,052     $   914


For the year ended September 30, 2003, MLPF&S received contingent deferred sales charges of $824,188 relating to transactions in Class B Shares, amounting to $760,598 and $63,590 in the Core Bond Portfolio and Intermediate Term Portfolio, respectively, and $65,164 relating to transactions in Class C Shares, amounting to $49,066 and $16,098 in the Core Bond Portfolio and Intermediate Term Portfolio, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $247 and $22,500 relating to transactions subject to front-end sales charge waivers in Class A and Class I Shares, respectively, in the Core Bond Portfolio.



CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Notes to Financial Statements (continued)

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of September 30, 2003, the Fund lent securities with a value of $1,073,120 to MLPF&S or its affiliates in the Intermediate Term Portfolio. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended September 30, 2003, MLIM, LLC received $36,611 in securities lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended September 30, 2003, the Portfolios reimbursed FAM $51,515 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., FAMD, FDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2003 were as follows:

                                                    Intermediate
                                    Core Bond           Term
                                    Portfolio        Portfolio

Purchases                      $ 5,346,426,742   $1,662,668,519
                               ===============   ==============
Sales                          $ 5,236,797,802   $1,638,866,554
                               ===============   ==============


Net realized gains (losses) for the year ended September 30, 2003 and net unrealized gains (losses) as of September 30, 2003 were as follows:


                                     Realized        Unrealized
Core Bond Portfolio               Gains (Losses)   Gains (Losses)

Long-term investments           $   37,180,544   $   46,036,236
Short-term investments                      33               --
Options purchased                      327,890          124,858
Options written                        317,594           20,495
Swaps                                5,929,052           66,931
Financial futures contracts          5,751,022      (3,779,357)
Forward foreign exchange
   contracts                         (666,946)        (280,805)
Foreign currency
   transactions                         75,253            9,729
                               ---------------   --------------
Total                          $    48,914,442   $   42,198,087
                               ===============   ==============


Intermediate                         Realized        Unrealized
Term Portfolio                    Gains (Losses)   Gains (Losses)

Long-term investments          $    11,578,335   $   12,915,460
Options purchased                      113,747           36,768
Options written                         79,139            5,736
Swaps                                1,797,791           21,805
Financial futures contracts          1,599,071      (1,331,671)
                               ---------------   --------------
Total                          $    15,168,083   $   11,648,098
                               ===============   ==============


As of September 30, 2003, net unrealized appreciation for Federal income tax purposes was as follows:

                                                    Intermediate
                                    Core Bond           Term
                                    Portfolio        Portfolio
Gross unrealized
   appreciation                $    47,943,184   $   13,480,824
Gross unrealized
   depreciation                    (2,503,863)        (663,262)
                               ---------------   --------------
Net unrealized
   appreciation                $    45,439,321   $   12,817,562
                               ===============   ==============



The aggregate cost of investments, including options, at September 30, 2003 for Federal income tax purposes was $2,202,962,858 for the Core Bond Portfolio and $640,241,546 for the Intermediate Term
Portfolio.

Transactions in options written for the year ended September 30, 2003 were as follows:

                                    Number of         Premiums
Core Bond Portfolio                 Contracts         Received

Outstanding call options
   written, beginning
   of year                                  --               --
Options written                      1,283,826   $    5,934,370
Options closed                     (1,093,500)      (5,756,387)
Options expired                      (190,000)        (138,700)
                               ---------------   --------------
Outstanding call options
   written, end of year                    326   $       39,283
                               ===============   ==============


                                    Number of         Premiums
Core Bond Portfolio                 Contracts         Received

Outstanding put options
   written, beginning
   of year                                  --               --
Options written                      1,675,826   $    6,831,637
Options closed                     (1,093,500)      (5,756,387)
Options expired                      (582,000)        (839,350)
                               ---------------   --------------
Outstanding put options
   written, end of year                    326   $      235,900
                               ===============   ==============



CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003


Notes to Financial Statements (continued)


Intermediate                        Number of         Premiums
Term Portfolio                      Contracts         Received

Outstanding call options
   written, beginning
   of year                                  --               --
Options written                        393,096   $    1,808,343
Options closed                       (333,000)      (1,752,975)
Options expired                       (60,000)         (43,800)
                               ---------------   --------------
Outstanding call options
   written, end of year                     96   $       11,568
                               ===============   ==============


Intermediate                        Number of         Premiums
Term Portfolio                      Contracts         Received

Outstanding put options
   written, beginning
   of year                                  --               --
Options written                        568,096   $    2,073,730
Options closed                       (333,000)      (1,752,975)
Options expired                      (235,000)        (251,587)
                               ---------------   --------------
Outstanding put options
   written, end of year                     96   $       69,168
                               ===============   ==============


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions for the year ended September 30, 2003 was $327,343,356 for the Core Bond Portfolio and $45,541,811 for the Intermediate Term Portfolio. Net increase in net assets derived from capital share transactions for the year ended September 30, 2002 was $180,304,214 for the Core Bond Portfolio and $36,757,309 for the Intermediate Term Portfolio.

Transactions in capital shares for each class were as follows:

Core Bond Portfolio
Class A Shares for the Year                            Dollar
Ended September 30, 2003++            Shares           Amount


Shares sold                         14,507,304   $  168,610,001
Shares issued resulting from
   reorganization                    7,697,116       89,000,031
Automatic conversion
   of shares                         2,555,683       29,681,598
Shares issued to share-
   holders in reinvestment
   of dividends                        850,526        9,864,773
                               ---------------   --------------
Total issued                        25,610,629      297,156,403
Shares redeemed                    (9,238,307)    (107,380,907)
                               ---------------   --------------
Net increase                        16,372,322   $  189,775,496
                               ===============   ==============


++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.



Core Bond Portfolio
Class A Shares forthe Year                             Dollar
Ended September 30, 2002++            Shares           Amount

Shares sold                         10,754,653   $  120,080,117
Automatic conversion of
   shares                            2,051,406       22,932,960
Shares issued to share-
   holders in reinvestment
   of dividends                        679,532        7,588,372
                               ---------------   --------------
Total issued                        13,485,591      150,601,449
Shares redeemed                    (6,550,329)     (73,170,946)
                               ---------------   --------------
Net increase                         6,935,262   $   77,430,503
                               ===============   ==============

++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.


Core Bond Portfolio
Class B Shares for the Year                            Dollar
Ended September 30, 2003              Shares           Amount

Shares sold                         11,688,268   $  135,461,953
Shares issued resulting from
   reorganization                    2,440,631       28,177,720
Shares issued to share-
   holders in reinvestment
   of dividends                        858,481        9,939,621
                               ---------------   --------------
Total issued                        14,987,380      173,579,294
Automatic conversion
   of shares                       (2,557,318)     (29,681,598)
Shares redeemed                   (16,406,130)    (190,072,192)
                               ---------------   --------------
Net decrease                       (3,976,068)   $ (46,174,496)
                               ===============   ==============


Core Bond Portfolio
Class B Shares for the Year                            Dollar
Ended September 30, 2002              Shares           Amount

Shares sold                         13,231,420   $  148,085,296
Shares issued to share-
   holders in reinvestment
   of dividends                      1,085,140       12,096,134
                               ---------------   --------------
Total issued                        14,316,560      160,181,430
Automatic conversion
   of shares                       (2,052,254)     (22,932,960)
Shares redeemed                   (15,519,910)    (173,196,566)
                               ---------------   --------------
Net decrease                       (3,255,604)   $ (35,948,096)
                               ===============   ==============


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003


Notes to Financial Statements (continued)

Core Bond Portfolio
Class C Shares for the Year                            Dollar
Ended September 30, 2003              Shares           Amount

Shares sold                          3,167,086   $   36,690,213
Shares issued resulting from
   reorganization                    1,549,639       17,960,632
Shares issued to share-
   holders in reinvestment
   of dividends                        225,686        2,615,907
                               ---------------   --------------
Total issued                         4,942,411       57,266,752
Shares redeemed                    (3,265,037)     (37,826,084)
                               ---------------   --------------
Net increase                         1,677,374   $   19,440,668
                               ===============   ==============


Core Bond Portfolio
Class C Shares for the Year                            Dollar
Ended September 30, 2002              Shares           Amount

Shares sold                          4,655,739   $   51,997,577
Shares issued to share-
   holders in reinvestment
   of dividends                        211,715        2,362,338
                               ---------------   --------------
Total issued                         4,867,454       54,359,915
Shares redeemed                    (2,177,960)     (24,354,570)
                               ---------------   --------------
Net increase                         2,689,494   $   30,005,345
                               ===============   ==============

Core Bond Portfolio
Class I Shares for the Year                            Dollar
Ended September 30, 2003++            Shares           Amount

Shares sold                         23,853,933   $  276,543,660
Shares issued resulting from
   reorganization                   10,374,042      120,212,366
Shares issued to share-
   holders in reinvestment
   of dividends                        970,649       11,253,308
                               ---------------   --------------
Total issued                        35,198,624      408,009,334
Shares redeemed                   (21,003,909)    (243,752,879)
                               ---------------   --------------
Net increase                        14,194,715   $  164,256,455
                               ===============   ==============

++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.

Core Bond Portfolio
Class I Shares for the Year                            Dollar
Ended September 30, 2002++            Shares           Amount

Shares sold                         22,329,750   $  250,091,666
Shares issued to share-
   holders in reinvestment
   of dividends                        621,812        6,939,302
                               ---------------   --------------
Total issued                        22,951,562      257,030,968
Shares redeemed                   (13,254,009)    (148,214,506)
                               ---------------   --------------
Net increase                         9,697,553   $  108,816,462
                               ===============   ==============

++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.

Core Bond Portfolio
Class R Shares for the
Period January 3, 2003++ to                            Dollar
September 30, 2003                    Shares           Amount

Shares sold                              3,938   $       45,716
Shares issued to share-
   holders in reinvestment
   of dividends                             16              180
                               ---------------   --------------
Total issued                             3,954           45,896
Shares redeemed                           (58)            (663)
                               ---------------   --------------
Net increase                             3,896   $       45,233
                               ===============   ==============

++Commencement of operations.


Intermediate Term Portfolio
Class A Shares for the Year                            Dollar
Ended September 30, 2003++            Shares           Amount

Shares sold                          6,896,182   $   81,711,781
Automatic conversion
   of shares                           838,209       10,000,519
Shares issued to share-
   holders in reinvestment
   of dividends                        122,274        1,448,691
                               ---------------   --------------
Total issued                         7,856,665       93,160,991
Shares redeemed                    (6,633,671)     (78,603,345)
                               ---------------   --------------
Net increase                         1,222,994   $   14,557,646
                               ===============   ==============


++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.

CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003


Notes to Financial Statements (continued)


Intermediate Term Portfolio

Class A Shares for the Year                            Dollar
Ended September 30, 2002++            Shares           Amount

Shares sold                          5,113,073   $   58,478,637
Automatic conversion
   of shares                           491,794        5,626,588
Shares issued to share-
   holders in reinvestment
   of dividends                        130,728        1,491,286
                               ---------------   --------------
Total issued                         5,735,595       65,596,511
Shares redeemed                    (5,220,812)     (59,721,876)
                               ---------------   --------------
Net increase                           514,783   $    5,874,635
                               ===============   ==============


++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.

Intermediate Term Portfolio
Class B Shares for the Year                            Dollar
Ended September 30, 2003              Shares           Amount

Shares sold                          5,617,902   $   66,571,670
Shares issued to share-
   holders in reinvestment
   of dividends                        301,421        3,573,147
                               ---------------   --------------
Total issued                         5,919,323       70,144,817
Automatic conversion
   of shares                         (838,117)     (10,000,519)
Shares redeemed                    (5,272,744)     (62,541,037)
                               ---------------   --------------
Net decrease                         (191,538)   $  (2,396,739)
                               ===============   ==============


Intermediate Term Portfolio
Class B Shares for the Year                            Dollar
Ended September 30, 2002              Shares           Amount

Shares sold                          4,821,326   $   55,263,074
Shares issued to share-
   holders in reinvestment
   of dividends                        326,275        3,721,914
                               ---------------   --------------
Total issued                         5,147,601       58,984,988
Automatic conversion
   of shares                         (491,794)      (5,626,588)
Shares redeemed                    (3,859,531)     (44,001,785)
                               ---------------   --------------
Net increase                           796,276   $    9,356,615
                               ===============   ==============


Intermediate Term Portfolio
Class C Shares for the Year                            Dollar
Ended September 30, 2003              Shares           Amount

Shares sold                          1,903,339   $   22,546,145
Shares issued to share-
   holders in reinvestment
   of dividends                         38,767          460,550
                               ---------------   --------------
Total issued                         1,942,106       23,006,695
Shares redeemed                      (708,282)      (8,412,561)
                               ---------------   --------------
Net increase                         1,233,824   $   14,594,134
                               ===============   ==============

Intermediate Term Portfolio
Class C Shares for the Year                            Dollar
Ended September 30, 2002              Shares           Amount

Shares sold                            878,088   $   10,147,486
Shares issued to share-
   holders in reinvestment
   of dividends                         12,245          140,123
                               ---------------   --------------
Total issued                           890,333       10,287,609
Shares redeemed                      (226,962)      (2,584,460)
                               ---------------   --------------
Net increase                           663,371   $    7,703,149
                               ===============   ==============

Intermediate Term Portfolio
Class I Shares for the Year                            Dollar
Ended September 30, 2003++            Shares           Amount

Shares sold                          7,120,178   $   84,424,244
Shares issued to share-
   holders in reinvestment
   of dividends                        116,959        1,385,531
                               ---------------   --------------
Total issued                         7,237,137       85,809,775
Shares redeemed                    (5,665,608)     (67,144,341)
                               ---------------   --------------
Net increase                         1,571,529   $   18,665,434
                               ===============   ==============

++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.


Intermediate Term Portfolio
Class I Shares for the Year                            Dollar
Ended September 30, 2002++            Shares           Amount

Shares sold                          6,989,331   $   79,900,318
Shares issued to share-
   holders in reinvestment
   of dividends                        176,296        2,008,174
                               ---------------   --------------
Total issued                         7,165,627       81,908,492
Shares redeemed                    (5,959,413)     (68,085,582)
                               ---------------   --------------
Net increase                         1,206,214   $   13,822,910
                               ===============   ==============

++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.


Intermediate Term Portfolio
Class R Shares for the
Period January 3, 2003++ to                            Dollar
September 30, 2003                    Shares           Amount

Shares sold                             10,428   $      125,506
Shares issued to share-
   holders in reinvestment
   of dividends                             60              708
                               ---------------   --------------
Total issued                            10,488          126,214
Shares redeemed                          (415)          (4,878)
                               ---------------   --------------
Net increase                            10,073   $      121,336
                               ===============   ==============

++Commencement of operations.


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003


Notes to Financial Statements (continued)

5. Short-Term Borrowings:
The Portfolios, along with certain other funds managed by FAM and its affiliates, are a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolios may borrow up to the maximum amount allowable under the Portfolios' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolios pay a commitment fee of .09% per annum based on the Portfolios' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolios did not borrow under the credit agreement during the year ended September 30, 2003.

6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended September 30, 2003 and September 30, 2002 was as follows:


Core Bond Portfolio                 9/30/2003        9/30/2002
Distributions paid from:
   Ordinary income             $    60,047,151   $   60,546,793
                               ---------------   --------------
Total taxable distributions    $    60,047,151   $   60,546,793
                               ===============   ==============

Intermediate Term Portfolio         9/30/2003        9/30/2002
Distributions paid from:
   Ordinary income             $    18,327,571   $   19,799,886
                               ---------------   --------------
Total taxable distributions    $    18,327,571   $   19,799,886
                               ===============   ==============


As of September 30, 2003, the components of accumulated earnings
(losses) on a tax basis were as follows:

                                                    Intermediate
                                    Core Bond           Term
                                    Portfolio        Portfolio
Undistributed ordinary
   income--net                 $     4,136,080   $    1,278,684
Undistributed long-term
   capital gains--net                       --               --
                               ---------------   --------------
Total undistributed
   earnings--net                     4,136,080        1,278,684
Capital loss carryforward        (48,247,295)*     (4,855,241)*
Unrealized gains--net             43,288,548**     12,517,697**
                               ---------------   --------------
Total accumulated
   earnings (losses)--net      $     (822,667)   $    8,941,140
                               ===============   ==============


*On September 30, 2003, the Fund had a net capital loss carryforward of $48,247,295 in the Core Bond Portfolio, of which $3,263,336 expires in 2004, $3,475,027 expires in 2006, $3,413,779 expires in
2007, $5,536,984 expires in 2008 and $32,558,169 expires in 2009;
and $4,855,241 in the Intermediate Term Portfolio, all of which expires in 2009.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


7. Acquisition of Managed Investment Companies of FAM Affiliates:
On February 24, 2003, the Core Bond Portfolio acquired all of the net assets of Merrill Lynch Total Return Bond Fund and Mercury Total Return Bond Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:
                                              Shares of Common
                                              Stock Exchanged

Merrill Lynch Total Return Bond Fund               4,358,868
Mercury Total Return Bond Fund                     7,992,372


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003


Notes to Financial Statements (concluded)


In exchange for these shares, the Core Bond Portfolio issued
13,265,670 shares of Common Stock. As of that date, net assets of the acquired funds, including unrealized appreciation and accumulated net realized capital losses, were as follows:

                                                      Accumulated
                                                      Net Realized
                           Net          Unrealized   Capital Gains
                          Assets       Appreciation     (Losses)

Merrill Lynch Total
  Return Bond
  Fund               $ 47,209,450     $  965,536     $    125,739
Mercury Total
  Return Bond
  Fund               $106,603,371     $3,611,743    $ (1,922,336)


The aggregate net assets of the Core Bond Portfolio immediately after the acquisition amounted to $1,743,775,494.

In addition, on March 24, 2003, the Core Bond Portfolio acquired all of the net assets of Merrill Lynch Global Bond Fund for Investment and Retirement pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 6,095,718 shares of beneficial interest of Merrill Lynch Global Bond Fund for Investment and Retirement for 4,249,147 shares of Common Stock of the Core Bond Portfolio. Merrill Lynch Global Bond Fund for Investment and Retirement's net assets on that date of $48,801,850, including $692,698 of distributions in excess of net investment income, $145,393 of net unrealized appreciation and $15,869,566 of accumulated net realized capital losses, were combined with those of the Core Bond Portfolio. The aggregate net assets immediately after the acquisition amounted to $1,778,049,811.

Finally, on April 4, 2003, the Core Bond Portfolio acquired all of the net assets of The Corporate Fund Accumulation Program, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 2,457,353 shares of Common Stock of The Corporate Fund Accumulation Program, Inc. for 4,546,611 shares of common stock of the Core Bond Portfolio. The Corporate Fund Accumulation Program, Inc.'s net assets on that date of $52,736,078, including $1,141,466 of net unrealized appreciation and $1,964 of accumulated net realized capital losses, were combined with those of the Core Bond Portfolio. The aggregate net assets immediately after the acquisition amounted to $2,382,305,859.

8. Subsequent Event:
Effective October 1, 2003, the Core Bond Portfolio converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objectives and strategies by investing all of its assets in the Master Core Bond Portfolio ("Master Portfolio") of the Master Bond Trust, a mutual fund that has the same investment objective as the Portfolio. All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure.


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003


Independent Auditors' Report

To the Shareholders and Board of Directors of Merrill Lynch Bond Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Core Bond and Intermediate Term Portfolios of Merrill Lynch Bond Fund, Inc. as of September 30, 2003 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Bond and Intermediate Term Portfolios of Merrill Lynch Bond Fund, Inc. as of September 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 24, 2003



Important Tax Information (unaudited)

Of the ordinary income dividends paid monthly to shareholders of Core Bond and Intermediate Term Portfolios of Merrill Lynch Bond Fund, Inc. during the fiscal year ended September 30, 2003, 9.79% and 8.85%, respectively, were attributable to Federal obligations. In calculating the foregoing percentages, expenses of the Portfolios have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.


CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Officers and Directors (unaudited)
                                                                                                   Number of
                                                                                                   Portfolios in   Other Public
                             Position(s)   Length                                                  Fund Complex    Directorships
                             Held          Of Time                                                 Overseen by     Held by
Name        Address & Age    with Fund     Served   Principal Occupation(s) During Past 5 Years    Director        Director

Interested Director
Terry K.    P.O. Box 9011    President   1999 to    President and Chairman of Merrill Lynch          122 Funds        None
Glenn*      Princeton,       and         present    Investment Managers, L.P. ("MLIM")/Fund          163 Portfolios
            NJ 08543-9011    Director    and        Asset Management, L.P. ("FAM")--Advised
            Age: 63                      1985 to    Funds since 1999; Chairman (Americas Region)
                                         present    of MLIM from 2000 to 2002; Executive Vice
                                                    President of MLIM and FAM (which terms as
                                                    used herein include their corporate predecessors)
                                                    from 1983 to 2002; President of FAM Distributors,
                                                    Inc., ("FAMD") from 1986 to 2002 and Director
                                                    thereof from 1991 to 2002; Executive Vice
                                                    President and Director of Princeton Services,
                                                    Inc. ("Princeton Services") from 1993 to 2002;
                                                    President of Princeton Administrators, L.P. from
                                                    1989 to 2002; Director of Financial Data
                                                    Services, Inc. since 1985.

* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*
Ronald W.   P.O. Box 9095    Director    1981 to    Professor Emeritus of Finance, School of         48 Funds        None
Forbes      Princeton,                   present    Business, State University of New York at        49 Portfolios
            NJ 08543-9095                           Albany since 2000 and Professor thereof
            Age: 63                                 from 1989 to 2000; International Consultant
                                                    at the Urban Institute from 1995 to 1999.

Cynthia A.  P.O. Box 9095    Director    1994 to    Professor, Harvard Business School since 1989.   48 Funds        Unum
Montgomery  Princeton,                  present                                                     49 Portfolios    Provident
            NJ 08543-9095                                                                                            Corpor-
            Age: 51                                                                                                  ation;
                                                                                                                     Newell
                                                                                                                     Rubber-
                                                                                                                     maid, Inc.

Charles C.  P.O. Box 9095    Director    1990 to    Self-employed financial consultant since 1990;   48 Funds        None
Reilly      Princeton,                   present    Partner of Small Cities Cable Television from    49 Portfolios
            NJ 08543-9095                           1986 to 1997.
            Age: 72

Kevin A.    P.O. Box 9095    Director    1992 to    Founder and Director Emeritus of The Boston      48 Funds        None
Ryan        Princeton,                   present    University Center for the Advancement of         49 Portfolios
            NJ 08543-9095                           Ethics and Character; Professor of Education
            Age: 70                                 at Boston University from 1982 to 1999 and
                                                    Professor Emeritus thereof since 1999.

Roscoe S.   P.O. Box 9095    Director    2000 to    President, Middle East Institute from 1995 to    48 Funds        None
Suddarth    Princeton,                   present    2001; Foreign Service Officer, United States     49 Portfolios
            NJ 08543-9095                           Foreign Service from 1961 to 1995; Career
            Age: 68                                 Minister from 1989 to 1995; Deputy Inspector
                                                    General, U.S. Department of State from 1991
                                                    to 1994; U.S. Ambassador to the Hashemite
                                                    Kingdom of Jordan from 1987 to 1990.

CORE BOND PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
SEPTEMBER 30, 2003

Officers and Directors (unaudited)(concluded)
                                                                                                  Number of
                                                                                                  Portfolios in   Other Public
                           Position(s)   Length                                                   Fund Complex    Directorships
                           Held          Of Time                                                  Overseen by     Held by
Name      Address & Age    with Fund     Served    Principal Occupation(s) During Past 5 Years    Director        Director

Independent Directors* (concluded)
Richard R.  P.O. Box 9095    Director    1980 to   Dean Emeritus of New York University,           48 Funds        Bowne & Co.,
West        Princeton,                   present   Leonard N. Stern School of Business             49 Portfolios   Inc.; Vornado
            NJ 08543-9095                          Administration since 1994.                                      Realty Trust;
            Age: 65                                                                                                Vornado
                                                                                                                   Operating
                                                                                                                   Company;
                                                                                                                   Alexander's,
                                                                                                                   Inc.

Edward D.   P.O. Box 9095    Director    2000 to   Executive Vice President of The Prudential      48 Funds        None
Zinbarg     Princeton,                   present   Insurance Company of America from 1988 to       49 Portfolios
            NJ 08543-9095                          1994; Former Director of Prudential Reinsurance
            Age: 68                                Company and former Trustee of The Prudential
                                                   Foundation; Self-employed financial consultant
                                                   since 1994.

* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                            Position(s)  Length
                            Held         Of Time
Name        Address & Age   with Fund    Served*  Principal Occupation(s) During Past 5 Years

Fund Officers
Donald C.   P.O. Box 9011   Vice        1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
Burke       Princeton,      President   present   1999; Senior Vice President and Treasurer of Princeton Services since 1999;
            NJ 08543-9011   and         and       Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43         Treasurer   1999 to
                                        present

Patrick     P.O. Box 9011   Vice        2002 to   Managing Director of MLIM since 2000; Director (Global Fixed Income) of MLIM
Maldari     Princeton,      President   present   from 1998 to 2000.
            NJ 08543-9011
            Age: 41

James J.    P.O. Box 9011   Vice        2000 to   Vice  President of MLIM since 1996.
Pagano      Princeton,      President   present
            NJ 08543-9011
            Age: 41

Bradley J.  P.O. Box 9011   Secretary   2002 to   Director of MLIM since 2002; Vice President (Legal Advisory) of MLIM from
Lucido      Princeton,                   present  1999 to 2002 and attorney since 1995.
            NJ 08543-9011
            Age: 37

* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -

The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard
R. West, and (3) Edward D. Zinbarg.

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Core Bond Portfolio and Intermediate Term Portfolio of
Merrill Lynch Bond Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Core Bond Portfolio and Intermediate Term Portfolio of
       Merrill Lynch Bond Fund, Inc.


Date: November 21, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Core Bond Portfolio and Intermediate Term Portfolio of
       Merrill Lynch Bond Fund, Inc.


Date: November 21, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Core Bond Portfolio and Intermediate Term Portfolio of
       Merrill Lynch Bond Fund, Inc.


Date: November 21, 2003




Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.